U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]


                         Pre-Effective Amendment No. [ ]

                        Post-Effective Amendment No. [9]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. [10]

                        (Check appropriate box or boxes)

                        ATALANTA/SOSNOFF INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                 101 Park Avenue
                            New York, New York 10178
                    (Address of Principle Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 867-5000

                                Anthony G. Miller
                      Atalanta/Sosnoff Capital Corporation
                                 101 Park Avenue
                            New York, New York 10178
                     (Name and Address of Agent for Service)


                                   Copies to:
                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246


It is proposed that this filing will become effective (check appropriate box):


/X/ immediately  upon filing  pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing  pursuant to paragraph (a)(1)
/ / on(date)  pursuant  to  paragraph  (a)(1)
/ / 75 days  after  filing  pursuant  to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

                                [GRAPHIC OMITTED]

                       ATALANTA/SOSNOFF INVESTMENT TRUST

                                   PROSPECTUS


                                 OCTOBER 1, 2001



                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

                          ATALANTA/SOSNOFF MID CAP FUND





The Securities and Exchange Commission has not approved or disapproved these securities, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                          [GRAPHIC OMITTED] [c] 1986 Andy Warhol

                                                                      PROSPECTUS
                                                                 October 1, 2001

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                                 101 Park Avenue
                            New York, New York 10178


                              ATALANTA/SOSNOFF FUND

                           ATALANTA/SOSNOFF FOCUS FUND

                           ATALANTA/SOSNOFF VALUE FUND

                         ATALANTA/SOSNOFF BALANCED FUND

                          ATALANTA/SOSNOFF MID CAP FUND


The Atalanta/Sosnoff Investment Trust currently offers five separate series of shares to investors: the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund (individually a "Fund" and collectively the "Funds").

The Funds have retained Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") to manage the Funds' investments.


This Prospectus includes important information about the Funds that you should know before investing. You should read the Prospectus carefully and keep it for future reference.

TABLE OF CONTENTS
================================================================================
Risk/Return Summary............................................................2
Expense Information............................................................8

Additional Investment Information..............................................9

How to Purchase Shares........................................................12
How to Redeem Shares..........................................................13

Exchange Privilege............................................................15
Dividends and Distributions...................................................15
Taxes.........................................................................16
Operation of the Funds........................................................16
Service Plan..................................................................18
Calculation of Share Price....................................................18
Financial Highlights .........................................................20

Privacy Policy Disclosure.....................................................24

_______________________________________________________________________________
        For Information or Assistance in Opening an Account, Please Call:
                                  1-877-SOSNOFF
                                (1-877-767-6633)

RISK/RETURN SUMMARY
================================================================================

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
The ATALANTA/SOSNOFF FUND seeks long-term capital appreciation through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The ATALANTA/SOSNOFF FOCUS FUND is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of approximately 30 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The  ATALANTA/SOSNOFF   VALUE  FUND  seeks  long-term  capital  appreciation  by
investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

The ATALANTA/SOSNOFF BALANCED FUND seeks to preserve capital while producing long-term capital appreciation by investing in a blend of common stocks and fixed-income securities.

The ATALANTA/SOSNOFF MID CAP FUND seeks long-term capital appreciation through equity investments in mid cap companies which the Adviser believes are entering into a period of accelerating earnings momentum.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

The ATALANTA/SOSNOFF FUND and the ATALANTA/SOSNOFF FOCUS FUND are both growth funds that normally invest at least 65% of their total assets in the common stocks of U.S. large capitalization companies. The ATALANTA/SOSNOFF MID CAP FUND is a growth fund that normally invests at least 80% of its net assets in the common stocks of U.S. mid capitalization companies (defined as having approximately $1 billion to $13 billion in market capitalization). The Adviser conducts intensive fundamental research analysis to select stocks for the Funds. These stocks are then bought and sold based on the relationship of the stock's current price to its target price (what the Adviser thinks the stock is worth).


The ATALANTA/SOSNOFF VALUE FUND will normally invest at least 65% of its total assets in common stocks of mid to large capitalization companies. The Adviser seeks to identify stocks priced below average in comparison to such factors as earnings and book value.

The ATALANTA/SOSNOFF BALANCED FUND will normally invest 65% to 75% of its total assets in common stocks (the "equity segment") and 25% to 35% of its total assets in cash equivalents and fixed-income securities (the "fixed-income segment"). The Adviser allocates assets between the two segments by analyzing macroeconomic factors (such as inflation or Gross Domestic Product) and individual securities and attempts to anticipate interest rate changes and monetary policy decisions. The equity segment of the Balanced Fund is managed in a manner identical to the Atalanta/Sosnoff Fund, that is, it employs a growth strategy that invests primarily in U.S. large capitalization companies. The fixed-income segment consists primarily of a mix of U.S. Government Treasury and agency securities and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or
Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB). In managing the fixed-income segment, the Adviser believes the most critical variable is the overall duration (the time it takes an investor to recoup his or her investment) of the segment.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

ATALANTA/SOSNOFF FUND. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Fund. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.

ATALANTA/SOSNOFF FOCUS FUND. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Fund. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.


As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.


ATALANTA/SOSNOFF VALUE FUND. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Fund. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.

Investing in the Fund involves the risks inherent in investing in mid capitalization companies, including greater risk and volatility than investing in larger, more established companies. Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies. The volatility of mid capitalization company returns is generally greater than that for the large capitalization issues.


ATALANTA/SOSNOFF BALANCED FUND. Common stocks and fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way (that is, all those securities experiencing depreciation when interest rates rise). Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Fund.

Because the Fund intends to allocate its assets among common stocks, cash equivalents and fixed-income securities, it may not be able to achieve, at times, a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. The flow of funds between the equity and fixed-income segments of the Fund is an ongoing process which depends on the Adviser's ability to correctly anticipate the relative performance of common stocks, cash, cash equivalents and fixed-income securities. It should further be noted that, although the Fund intends to invest in fixed-income securities to reduce the price volatility of the Fund's shares, intermediate and long-term fixed-income securities do fluctuate in value more than short-term fixed-income securities. In addition, the Balanced Fund may invest in preferred stocks and bonds which have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuers of these securities to pay principal or interest or to pay the preferred stock obligations than is the case with higher grade securities.


ATALANTA/SOSNOFF MID CAP FUND. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions and other factors beyond the control of the Adviser. Changes in market prices can occur at any time. Accordingly, there is no assurance that the Fund will achieve its investment objective and there is a risk that you could lose money by investing in the Fund. The Fund's method of security selection may not be successful and the Fund may underperform the stock market as a whole.


Investing in the Fund involves the risks inherent in investing in mid capitalization companies, including greater risk and volatility than investing in larger, more established companies. Investment returns from stocks of mid capitalization companies over long periods of time tend to fall below those of small capitalization companies. The volatility of mid capitalization company returns is generally greater than that for the large capitalization issuers.

PERFORMANCE SUMMARY

The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing how the average annual returns of the Funds compare to those of a broad measure of market performance and, with respect to the Atalanta/Sosnoff Fund, by showing the changes in the performance of the Fund from year to year. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.


ATALANTA/SOSNOFF FUND

[GRAPHIC OMITTED]


39.76%       1.02%
 1999        2000


During the period shown in the bar chart, the highest return for a quarter was 33.47% during the quarter ended December 31, 1999 and the lowest return for a quarter was -7.64% for the quarter ended June 30, 2000.


The Fund's year-to-date return through June 30, 2001 is -9.56%.


Average Annual Total Returns for Periods Ended December 31, 2000
----------------------------------------------------------------


                                  One Year    Since Inception    Inception Date
                                  --------    ---------------    --------------
Atalanta/Sosnoff Fund               1.02%         20.85%         June 17, 1998
Standard & Poor's 500 Index        -9.10%          9.28%
Lipper Large Cap Core Index        -7.38%          7.97%

ATALANTA/SOSNOFF FOCUS FUND



[GRAPHIC OMITTED]

  2.39%
  2000

During the period shown in the bar chart, the highest return for a quarter was 9.24% during the quarter ended September 30, 2000 and the lowest return for a quarter was -6.86% for the quarter ended June 30, 2000.


The Fund's year-to-date return through June 30, 2001 is -10.41%.


Average Annual Total Returns for Periods Ended December 31, 2000
----------------------------------------------------------------


                                  One Year    Since Inception    Inception Date
                                  --------    ---------------    --------------
Atalanta/Sosnoff Focus Fund         2.39%          23.54%         July 1, 1999
Standard & Poor's 500 Index        -9.10%          -1.39%
Lipper Large Cap Core Index        -7.38%           0.21%

ATALANTA/SOSNOFF VALUE FUND



[GRAPHIC OMITTED]

34.16%
 2000

During the period shown in the bar chart, the highest return for a quarter was 18.63% during the quarter ended September 30, 2000 and the lowest return for a quarter was 0.47% for the quarter ended June 30, 2000.


The Fund's year-to-date return through June 30, 2001 is -11.13%.

Average Annual Total Returns for Periods Ended December 31, 2000
----------------------------------------------------------------


                                  One Year    Since Inception    Inception Date
                                  --------    ---------------    --------------
Atalanta/Sosnoff Value Fund        34.16%         22.66%         July 1, 1999
Standard & Poor's 500 Index        -9.10%         -1.39%
Lipper Large Cap Value Index        1.32%          1.43%

ATALANTA/SOSNOFF BALANCED FUND



[GRAPHIC OMITTED]

-1.08%
 2000

During the period shown in the bar chart, the highest return for a quarter was 7.15% during the quarter ended September 30, 2000 and the lowest return for a quarter was -7.25% for the quarter ended June 30, 2000.


The Fund's year-to-date return through June 30, 2001 is -7.67%.


Average Annual Total Returns for Periods Ended December 31, 2000
----------------------------------------------------------------


                                  One Year    Since Inception    Inception Date
                                  --------    ---------------    --------------
Atalanta/Sosnoff Balanced Fund     -1.08%          14.80%         July 1, 1999
65/35 Composite Blend*             -2.49%           1.84%
Standard & Poor's 500 Index        -9.10%          -1.39%
Lehman Brothers Intermediate
  Government/Credit Bond Index     10.10%           7.28%

* The Composite Blend is comprised of a 65% weighting in the Standard & Poor's 500 Index and a 35% weighting in the Lehman Brothers Intermediate Government/Credit Bond Index.


ATALANTA/SOSNOFF MID CAP FUND

The Fund commenced operations on July 1, 2001 and therefore does not have a performance history for a full calendar year.

EXPENSE INFORMATION
================================================================================

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES (fees paid directly from your investment):

               Sales Load Imposed on Purchases                 None
               Sales Load Imposed on Reinvested Dividends      None
               Exchange Fee                                    None
               Redemption Fee                                  None*


* The Funds' Custodian charges a wire transfer fee in the case of redemptions made by wire. Such fee is subject to change and is currently $15. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                               Atalanta/      Atalanta/      Atalanta/      Atalanta/
                                 Atalanta/     Sosnoff        Sosnoff        Sosnoff        Sosnoff
                                 Sosnoff       Focus          Value          Balanced       Mid Cap
                                 Fund          Fund           Fund           Fund           Fund
                                 ------        ------         ------         ------         ------

Management Fees(a).........       .75%         .75%           .75%             .75%          .75%
Service (12b-1) Fees.......       .25%         .25%           .25%             .25%          .25%


Other Expenses.............       .73%        2.86%          3.26%            3.38%         2.97%(c)
                                  ---         ----           ----             ----          ----
Total Annual Fund
   Operating Expenses......      1.73%        3.86%          4.26%            4.38%         3.97%
Fee Waivers and Expense
   Reimbursements (b)......       .23%        2.36%          2.76%            2.88%         2.47%
                                  ---         ----           ----             ----          ----


Net Expenses. . . . . . . . .    1.50%        1.50%          1.50%            1.50%         1.50%
                                 ====         ====           ====             ====          ====


(a) Beginning on July 1, 2002, the base management fee of 0.75% may be increased or decreased by 0.25% (the "Performance Fee Adjustment") if a Fund outperforms or underperforms its benchmark by at least 2.00%.
         See "Operation of the Funds" for additional information about the full calculation.

(b)      The  Adviser  has  voluntarily agreed to limit each Fund's total annual
         fund  operating  expenses  to 1.50% ( prior  to   the  Performance  Fee
         Adjustment) through October 1, 2006.


(c) Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest
$10,000 in the respective Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                               Atalanta/      Atalanta/      Atalanta/      Atalanta/
                                 Atalanta/     Sosnoff        Sosnoff        Sosnoff        Sosnoff
                                 Sosnoff       Focus          Value          Balanced       Mid Cap
                                 Fund          Fund           Fund           Fund           Fund
                                 ----          ----           ----           ----           ----
1 Year                           $  153         $  153        $  153          $  153        $  153

3 Years                             474            474           474             474           474
5 Years                             818            818           818             818
10 Years                          1,933          3,177         3,395           3,460


ADDITIONAL INVESTMENT INFORMATION
================================================================================


The Atalanta/Sosnoff Investment Trust offers five Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES


GROWTH FUNDS:                    ATALANTA/SOSNOFF FUND
                              ATALANTA/SOSNOFF FOCUS FUND
                             ATALANTA/SOSNOFF MID CAP FUND


The Adviser selects stocks for the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Mid Cap Fund by using fundamental investment analysis. The Adviser considers a large universe of domestic stocks with a market capitalization over $1 billion. The Adviser conducts intensive fundamental research analysis, and may examine various factors including, but not limited to, the following:

         Earnings Acceleration - Which companies will experience an accelerating rate of growth during the next business period? Are its earnings growing faster than in the past?

         Growth Rate P/E     -   What price-to-earnings ratio  is being paid for
                                 the company's rate of growth and where does that place it relative to its peers in its industry and to the overall market?

         Earnings Stability  -   How consistently  has  the company been able to
                                 grow  operating income over an  economic period
                                 and   how  consistently  has  the  company  met
                                 earnings estimates? How sustainable are the earnings?

         Price Performance   -   Has the stock  outperformed  the market indices
                                 through the current stock market period? How has it performed relative to its peers?

The Adviser cultivates a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.

The Adviser's fundamental approach is disciplined by two additional steps. First, the Adviser screens prospective purchases against valuation criteria such as historical and relative price-to-earnings ratios. Next, specific target prices (what the Adviser thinks the stock is worth) are established for each stock. The Adviser buys and sells stocks based upon the relationship of the stock's current price to its target price. For example, if a stock's target price is higher than its current price, the Adviser will consider buying the stock. Conversely, as a stock's current price approaches its target price, the Adviser will consider selling or reducing a position.



                           ATALANTA/SOSNOFF VALUE FUND

The Adviser's value philosophy seeks to identify stocks of mid to large capitalization companies priced below-average in comparison to such factors as earnings and book value (shareholders' equity divided by shares outstanding). Value investing is predicated on the Adviser's ability to identify undervalued securities. The Adviser emphasizes stocks that have positive free cash flow, relatively low price-to-earnings ratios and low debt-to-equity ratios as compared to other companies in the same industry, to specific competitors and to the overall market. The dividend yield (annual dividend rate divided by current stock price) of these stocks tends to be higher.

The Adviser will use a bottom-up approach (focusing on specific companies rather than the overall market level or industry sectors) in selecting securities. Before a security is purchased, the Adviser will analyze company reports and other public information to develop an opinion on the company's value. The Adviser's company selection process includes but is not limited to those companies that demonstrate strong cash flows, significant barriers to competition, and moderate or low requirements for capital reinvestment.

The Adviser cultivates a dialogue with the senior management of the companies it analyzes. Such a hands-on approach emphasizes direct contact whereby impressions gained by interviewing management are verified against the assessments of vendors, competitors and suppliers. The Adviser's conclusions are often quantified by the development of an earnings model with the critical variables identified which may be gauged against the investment community's expectations.


                         ATALANTA/SOSNOFF BALANCED FUND

The Balanced Fund's blend of common stocks (the "equity segment") and cash, cash equivalents and fixed-income securities (the "fixed-income segment") is determined by systematically integrating a macroeconomic outlook (which involves a review of domestic factors such as Gross Domestic Product momentum, interest rates, inflation and corporate earnings, and a review of international factors such as geopolitical events, currency parities and other variables) with individual security analysis. In addition, the Adviser will make asset allocation decisions in anticipation of interest rate changes and monetary policy decisions. The Fund will normally invest 65% to 75% of its total assets in common stocks and 25% to 35% of its total assets in cash equivalents and fixed-income securities.

The equity segment of the Fund will consist primarily of the common stocks of larger, more established companies which the Adviser believes are entering or in a period of accelerating earnings momentum. The Adviser uses fundamental research analysis to select the stocks. In effect, the equity segment's security selection process is identical to that used by the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Mid Cap Fund (see above).

The fixed-income segment of the Fund will consist primarily of a mix of U.S. Government Treasury and agency securities and corporate debt obligations (such as bonds and debentures) maturing in more than one year from the date of purchase and preferred stock of domestic issuers rated at the time of purchase in the four highest categories assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or
Baa) or Standard & Poor's Ratings Group (AAA, AA, A or BBB) or, if unrated, which are determined by the Adviser to be of comparable quality.

The Adviser's analysis of currencies, inflation rates, Federal Reserve policy, Gross Domestic Product momentum, interest rates and geopolitical events is coupled with fundamental bottom-up security research in selecting securities for the fixed-income segment. The Adviser believes the most critical variable in managing the fixed-income segment is the overall duration (the time it takes an investor to recoup his or her investment) of the segment. Thus, the Adviser will actively manage the duration and maturity of the Fund's fixed-income segment and will seek to enhance returns from interest rate anticipation, sector allocations and individual security analysis. For example, if the Adviser anticipates a decline in interest rates it will generally extend the segment's duration. Conversely, if the Adviser anticipates an increase in interest rates it will generally reduce its duration, depending on the Adviser's analysis. In addition, the Adviser monitors yield disparities among different asset classes and sectors and will invest the portfolio accordingly. This determination is a function of the Adviser's assessment of the securities' creditworthiness and historical yield. For example, if, in the opinion of the Adviser, the disparity between the yield of corporate obligations over that of U.S. Government securities is large from a historical perspective, then corporate obligations might be more attractive; if the disparity is smaller, U.S. Government securities might be more attractive because of their reduced risk as compared to corporate obligations.


INVESTMENT STRATEGIES APPLICABLE TO EACH FUND
TEMPORARY DEFENSIVE POSITION. When the Adviser believes substantial price risks exist for common stocks, each Fund may temporarily hold for defensive purposes all or a portion of its assets in short-term obligations such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, shares of money market investment companies, U.S. Government obligations having a maturity of less than one year or repurchase agreements. When the Adviser takes a temporary defensive position, the applicable Fund may not achieve its investment objective.

PORTFOLIO TURNOVER. Each Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The Adviser expects the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund to maintain lower portfolio turnover than the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Mid Cap Fund. However, a Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser deems portfolio changes necessary or appropriate. Although the annual portfolio turnover rate of each Fund cannot be accurately predicted, it is not expected to exceed 200%, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period. High turnover may involve correspondingly greater commission expenses and transaction costs which may lower a Fund's performance. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
================================================================================

Your initial investment in the Funds ordinarily must be at least $5,000 ($2,000 for most tax-deferred retirement plans and $500 for Education IRAs). The Funds may, in the Adviser's sole discretion, accept certain other accounts with less than the stated minimum initial investment. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds. Purchase orders received by the Funds' transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") by 4:00 p.m., Eastern time, on any business day are confirmed at that day's net asset value. Purchase orders received by the Transfer Agent after 4:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.


OPENING A NEW ACCOUNT. You may open an account and make an initial investment in the Funds by sending a check and a completed account application form to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund. Third party checks will not be accepted. An account application is included in this Prospectus.


Shares of the Funds may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Funds. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Provided the Funds have received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1-877-SOSNOFF) before wiring funds. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Please have your bank use the following wiring instructions to purchase by wire:

                           Firstar Bank, N.A.
                           ABA# 042000013
                           For The Atalanta/Sosnoff Funds #19945-7656
                           For The [name of fund]
                           For [Shareholder name and account number or tax
                                identification number]


Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge for this service upon 30 days' prior notice to shareholders.

ADDING TO YOUR ACCOUNT. You may purchase and add shares to your account by mail, by bank wire, or through your brokerage firm or other financial institution. Checks should be sent to Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Checks should be made payable to the appropriate Fund. Bank wires should be sent as instructed above. You may also make additional investments at the Funds' offices at 101 Park Avenue, New York, New York 10178. Each additional purchase request must contain the account name and number to permitproper crediting to your account. While there is no minimum amount required for subsequent investments, the Funds reserve the right to impose such requirement.


AUTOMATIC INVESTMENT AND DIRECT DEPOSIT PLANS. You may make automatic monthly investments in the Funds from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent pays the costs of your transfers, but reserves the right, upon 30 days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund.


ADDITIONAL INFORMATION. The Funds mail you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Funds and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Funds, the Transfer Agent and their affiliates, excluding such entities from certain
liabilities  (including,   among  others,  losses  resulting  from  unauthorized
shareholder transactions) relating to the various services made available to investors.

If your order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Transfer Agent in the transaction.

HOW TO REDEEM SHARES
================================================================================

You may redeem shares of the Funds on each day that the Funds are open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

BY MAIL. You may redeem shares of the Funds on each day that the Funds are open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Funds' account records. If the shares to be redeemed have a value of $50,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed.


THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., Eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.


AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-877-SOSNOFF for additional information.


ADDITIONAL REDEMPTION INFORMATION. Redemption requests may direct that the proceeds be wired directly to your existing account with any brokerage firm or financial institution in the United States as designated on your application. If your instructions request a redemption by wire, the Funds' Custodian will charge you a $15 processing fee. The Funds reserve the right, upon 30 days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

At the discretion of the Funds or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

The Funds reserve the right to require you to close your account if at any time the value of your shares is less than $5,000, or $2,000 for tax-deferred retirement plans (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Funds may determine from time to time. After notification to you of the Funds' intention to close your account, you will be given 60 days to increase the value of your account to the minimum amount.

The Funds  reserve the right to suspend the right of  redemption  or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. The Funds reserve the right to make payment for shares redeemed in liquid portfolio securities of the Funds taken at current value.

EXCHANGE PRIVILEGE
================================================================================

Shares of the Funds may be exchanged for each other at their respective net asset values. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on the Funds' account records. If you are unable to exchange shares by telephone due to such circumstances as unusually heavy market activity, you can exchange shares by mail or in person. Your exchange will be processed at the next determined net asset value after the Transfer Agent receives your request. You may only exchange shares into a Fund which is authorized for sale in your state of residence and you must meet the Funds' minimum initial investment requirements. The Board of Trustees may change or discontinue the exchange privilege after giving shareholders 60 days' prior notice. Any gain or loss on an exchange of shares is a taxable event.

The Funds and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of instructions received by telephone which are reasonably believed to be genuine. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

DIVIDENDS AND DISTRIBUTIONS
================================================================================

The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Mid Cap Fund each expects to distribute substantially all of its net investment income, if any, on an annual basis. The Atalanta/Sosnoff Balanced Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized capital gains at least once each year.


Distributions are paid according to one of the following options:

         Share Option  -         income   distributions   and   capital    gains
                                 distributions reinvested in additional shares.


         Income Option -         income  distributions  paid  in  cash;  capital
                                 gains distributions reinvested in additional shares.


         Cash Option   -         income    distributions   and   capital   gains
                                 distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
================================================================================


Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code by annually distributing all of its net investment income and net realized capital gains to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, the Funds will not be subject to federal income tax on that part of their net investment income and net realized capital gains which they distributes to shareholders.

Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income. Distributions from net investment income may be eligible in whole or in part for the dividends received deduction available to corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Funds are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets. Due to the investment strategies used by the Funds, distributions are generally expected to consist primarily of net capital gains; however, the nature of the Funds' distributions could vary in any given year. Redemptions and exchanges of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

The Funds will mail a statement to shareholders indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether distributions are taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions. You should consult your tax advisor about the tax effect of distributions and redemptions from the Funds and the use of the Exchange Privilege.


OPERATION OF THE FUNDS
================================================================================

Each Fund is a series of the Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end management investment company organized as an Ohio business trust. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust. The Board of Trustees supervises the business activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Atalanta/Sosnoff Capital Corporation (Delaware), 101 Park Avenue, New York, New York 10178, to manage the Funds' investments. The Adviser is a registered investment adviser that has been advising individual, institutional and corporate clients since 1982.

Each Fund pays the Adviser a fee for its services at an annual rate of 0.75% of the average value of its daily net assets (the "Base Fee"). The Adviser has voluntarily agreed to waive its fees and reimburse each Fund's expenses to the extent necessary to limit each Fund's total operating expenses to 1.50% per annum of average daily net assets (prior to the Performance Fee Adjustment described below) until at least October 1, 2006.


Adjustments to the Base Fee will be made by comparison of each Fund's investment performance for the applicable performance period to the investment performance of such Fund's benchmark index for the same period (the "Performance Fee Adjustment"). The applicable performance period is a rolling twelve (12) month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Base Fee with respect to each Fund will be increased by 0.25% per annum if the Fund outperforms its benchmark by at least 2.00% for the previous 12 months, and decreased by 0.25% per annum if the Fund underperforms its benchmark by at least 2.00% for the previous 12 months.

The Adviser will not receive a Performance Fee Adjustment for periods during which a Fund has negative investment performance, even if the Fund outperforms its benchmark by at least 2.00%. During such periods, that Fund will receive only the Base Fee. If a Fund has negative investment performance and underperforms its benchmark by at least 2.00%, the Base Fee will be reduced by 0.25%.

The maximum monthly fee rate as adjusted for performance will be 1/12 of 1.00% of a Fund's average daily net assets and will be payable if the Fund's performance is positive and if it exceeds the Fund's benchmark index by 2.00 or more percentage points for the performance period. The minimum monthly fee rate as adjusted for performance will be 1/12 of 0.50% of a Fund's average daily net assets and will be payable if the investment performance of the Fund is exceeded by the investment performance of the Fund's benchmark index by 2.00 or more percentage points for the performance period.

A Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of a Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of a Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.


The Performance Fee Adjustment will not be applied until July 1, 2002. Until July 1, 2002, the Adviser will receive the Base Fee.


Martin T. Sosnoff, C.F.A., Chairman of the Board and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of each Fund. Mr. Sosnoff founded the Adviser in 1981. He has authored two books on the money management business, HUMBLE ON WALL STREET (1975) and SILENT INVESTOR, SILENT LOSER (1986), and currently writes a column for Forbes magazine. Mr. Sosnoff chairs an investment committee of three senior executives of the Adviser in managing each Fund's portfolio. The other members of the investment committee are Craig B. Steinberg and Paul P. Tanico. Mr. Steinberg is President of the Adviser and has been employed by the Adviser since 1985. Mr. Tanico is Executive Vice President of the Adviser and has been employed by the Adviser since 1997.

Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York, 10178, a wholly-owned subsidiary of the Adviser, serves as principal underwriter for the Trust and, as such, is the exclusive agent for distribution of the Funds' shares.

SERVICE PLAN
================================================================================

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a service plan (the "Plan") under which each Fund is required to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses related to the distribution or promotion of Fund shares, including payments to securities dealers and others who are engaged in activities related to the servicing of shareholder accounts such as maintaining personnel who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Funds may, from time to time, deem advisable; and any other expenses related to the servicing of Fund shareholders or the distribution of Fund shares.

The annual  limitation for payments to the  Distributor  pursuant to the Plan is
 .25% of each Fund's average daily net assets. Because these fees are paid pursuant to the Plan and are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments to the Distributor after the date the Plan terminates.

CALCULATION OF SHARE PRICE
================================================================================

On each day that the Funds are open for business, the share price ("net asset value") of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Funds are open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of a Fund's shares is effected is based on the next calculation of net asset value after the order is placed.

The Funds' portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of a Fund will fluctuate with the value of the securities it holds.

FINANCIAL HIGHLIGHTS
================================================================================


The financial highlights table is intended to help you understand the Funds' financial performance for the period of the Funds' operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Information is not provided for the Atalanta/Sosnoff Mid Cap Fund because the public offering of shares of that Fund did not commence until the current fiscal year.


ATALANTA/SOSNOFF FUND
================================================================================================
                                                              YEAR           YEAR        PERIOD
                                                              ENDED         ENDED         ENDED
                                                              MAY 31,       MAY 31,      MAY 31,
                                                               2001          2000        1999(a)
-------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........     $     14.93    $     12.34    $     10.00
                                                       -----------    -----------    -----------


Income from investment operations:
  Net investment loss ............................           (0.04)         (0.12)         (0.05)
  Net realized and unrealized gains on investments            0.17           2.71           2.39
                                                       -----------    -----------    -----------

Total from investment operations .................            0.13           2.59           2.34
                                                       -----------    -----------    -----------


Less distributions:
  From net realized gains ........................           (2.67)           --             --
                                                       -----------    -----------    -----------


Net asset value at end of period .................     $     12.39    $     14.93    $     12.34
                                                       ===========    ===========    ===========

Total return .....................................            0.37%        20.99%         23.40%(b)
                                                       ===========    ===========    ===========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..............     $    20,066    $   18,485     $    13,480
                                                       ===========    ===========    ===========


Ratio of net expenses to average net assets(c) ...            1.50%         1.50%          1.50%(d)

Ratio of net investment loss to average net assets          (0.36%)        (0.88%)      ( 0.60%)(d)

Portfolio turnover rate ..........................            141%           143%           124%(d)



(a) Represents the period from the initial public  offering of shares,  June 17, 1998, through May 31, 1999.

(b) Not annualized.


(c) Absent fee waivers and expense  reimbursements by the Adviser,  the ratio of expenses to average net assets would have been 1.73%, 1.95% and 2.54%(d) for the periods ended May 31, 2001, 2000 and 1999, respectively.

(d) Annualized.



ATALANTA/SOSNOFF FOCUS FUND

============================================================================================
                                                                   YEAR            PERIOD
                                                                   ENDED           ENDED
                                                                   MAY 31,         MAY 31,
                                                                   2001            2000(a)
--------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period .....................     $    12.16      $    10.00
                                                                 ----------      ----------
Income from investment operations:
  Net investment loss ......................................          (0.05)          (0.08)
  Net realized and unrealized gains on investments .........           0.52            2.24
                                                                 ----------      ----------

Total from investment operations ...........................           0.47            2.16
                                                                 ----------      ----------

Less distributions:
  From net realized gains ..................................          (1.64)             --
                                                                 ----------      ----------

Net asset value at end of period ...........................     $    10.99      $    12.16
                                                                 ==========      ==========


Total return ...............................................           3.48%         21.60%(b)
                                                                 ==========      ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ........................    $     2,943      $    2,598
                                                                 ==========      ==========


Ratio of net expenses to average net assets(c) .............           1.50%          1.50%(d)

Ratio of net investment loss to average net assets .........          (0.45%)      ( 0.78%)(d)

Portfolio turnover rate ....................................            173%           188%(d)

(a) Represents the period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b) Not annualized.


(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.86% and 4.08%(d) for the periods ended May 31, 2001 and 2000, respectively.


(d) Annualized.

ATALANTA/SOSNOFF VALUE FUND

============================================================================================
                                                                       YEAR        PERIOD
                                                                       ENDED       ENDED
                                                                      MAY 31,      MAY 31,
                                                                       2001        2000(a)
--------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ........................   $    10.68    $    10.00
                                                                  ----------    ----------


Income from investment operations:
 Net investment income (loss) .................................         0.04         (0.03)
 Net realized and unrealized gains on investments .............         1.62          0.71
                                                                  ----------    ----------

Total from investment operations ..............................         1.66          0.68
                                                                  ----------    ----------


Less distributions:
 From net investment income ...................................        (0.04)           --
 From net realized gains ......................................        (1.01)           --
                                                                  ----------    ----------

Total distributions ...........................................        (1.05)           --
                                                                  ----------    ----------


Net asset value at end of period ..............................   $    11.29    $    10.68
                                                                  ==========    ==========


Total return ..................................................        15.14%        6.80%(b)
                                                                  ==========    ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ...........................   $    3,036    $    2,137
                                                                  ==========    ==========


Ratio of net expenses to average net assets(c) ................         1.50%        1.50%(d)

Ratio of net investment income (loss) to average net assets ...         0.34%     ( 0.38%)(d)

Portfolio turnover rate .......................................          983%         416%(d)

(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through
    May 31, 2000.

(b) Not annualized.


(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets  would  have been 4.26% and  4.87%(d)  for the periods ended May 31, 2001 and 2000, respectively.


(d) Annualized.

ATALANTA/SOSNOFF BALANCED FUND

==========================================================================================
                                                                 YEAR             PERIOD
                                                                 ENDED            ENDED
                                                                 MAY 31,          MAY 31,
                                                                  2001            2000(a)
------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ................    $    11.27         $    10.00
                                                           ----------         ----------


Income from investment operations:
 Net investment income ................................          0.10               0.03
 Net realized and unrealized gains on investments .....          0.25               1.27
                                                           ----------         ----------

Total from investment operations ......................          0.35               1.30
                                                           ----------         ----------


Less distributions:
 From net investment income ...........................         (0.10)             (0.03)
 From net realized gains ..............................         (1.10)                --
                                                           ----------         ----------

Total distributions ...................................         (1.20)             (0.03)
                                                           ----------         ----------


Net asset value at end of period ......................    $    10.42         $    11.27
                                                           ==========         ==========


Total return ..........................................          2.92%            12.98%(b)
                                                           ==========         ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..................     $    2,445         $    2,362
                                                           ==========         ==========


Ratio of net expenses to average net assets(c) ........          1.50%             1.50%(d)

Ratio of net investment income to average net assets ..          0.95%             0.33%(d)

Portfolio turnover rate ...............................           171%              200%(d)

(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through May 31, 2000.

(b) Not annualized.


(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.38%
    and 4.23%(d) for the periods ended May 31, 2001 and 2000, respectively.


(d) Annualized.

================================================================================
PRIVACY POLICY DISCLOSURE
================================================================================

Thank you for your decision to invest with us. Your privacy is very important to us. The following constitutes a description of our policies regarding disclosure of nonpublic personal information that you provide to us or that we collect from other sources.

CATEGORIES OF INFORMATION WE COLLECT

We collect the following nonpublic information about you:

          o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

          o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

CATEGORIES OF INFORMATION WE DISCLOSE AND PARTIES TO WHOM WE DISCLOSE

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

SERVICE PROVIDER/TRANSFER AGENT EXCEPTION

We are permitted by law to disclose all of the information we collect, as described above, to our service provider/transfer agent to process your transactions.

CONFIDENTIALITY AND SECURITY

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INTERMEDIARIES

In the event that you hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

================================================================================

                        ATALANTA/SOSNOFF INVESTMENT TRUST
                   101 Park Avenue o New York, New York 10178
                       toll free 1-877-SOSNOFF (767-6633)
                        website o www.atalantasosnoff.com
                       e-mail o asfund@atalantasosnoff.com

                                BOARD OF TRUSTEES
                                Howard A. Drucker
                                Anthony G. Miller
                                 Toni E. Sosnoff
                                Irving L. Straus
                                 Aida L. Wilder

                               INVESTMENT ADVISER
                 Atalanta/Sosnoff Capital Corporation (Delaware)
                   101 Park Avenue o New York, New York 10178
                                  212-867-5000

                                   DISTRIBUTOR
                     Atalanta/Sosnoff Management Corporation
                   101 Park Avenue o New York, New York 10178


                                 TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                  P.O. Box 46707 o Cincinnati, Ohio 45246-0707


                              Shareholder Services
                      Nationwide: (Toll-Free) 1-877-SOSNOFF
                                              1-877-767-6633

Additional information about the Funds is included in the Statement of Additional Information (SAI), which is hereby incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during the last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1-877-SOSNOFF (1-877-767-6633).

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

File No. 811-8669

                      THE ATALANTA/SOSNOFF INVESTMENT TRUST
                             MUTUAL FUND APPLICATION

    THIS APPLICATION WILL OPEN ANY TYPE OF ACCOUNT EXCEPT AN IRA AND 403b(7). PLEASE COMPLETE ALL INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE ACCOUNT

===================================================================================================================================


1    REGISTER YOUR ACCOUNT (Choose A, B, C, or D)

     A /  / Individual or /  / Joint Tenants_______________________________________________________________________________________

       Social Security Number ________________-________________-________________ Date of Birth_____________________________________

       Joint Owner Name (if any)___________________________________________________________________________________________________
                                              (Joint Tenancy is assumed unless otherwise specified)

     B /  / Gift to a Minor    Custodian's Name ________________________________________________________________ as custodian  for
                                                  (Please designate only one custodian and one minor per account)

       Minor's Name _______________________________________________________ Minor's Social Security Number_______-________-________

       Custodian's State of Residence ___________________________________ Minor's Date of Birth ___________________________________

     C /  / Trust    Trustee(s)' Name _____________________________________________________________________________________________

       Name of Trust ______________________________________________________ Date of Agreement _____________________________________

     D /  / Corporation  /  / Partnership   /  / Other

       Entity Name ________________________________________________________ Social Security Number__________-__________-___________
                                                                             (If sole Proprietor)

       Taxpayer Identification Number _________________-____________________________________________________
       (If other entity)

       CORPORATIONS, TRUSTS AND PARTNERSHIPS  REQUIRE COMPLETION OF THE RESOLUTION SECTION ON THE BACK OF THIS FORM.

===================================================================================================================================
2    YOUR ADDRESS
     Street or P.O. Box __________________________________________________________ Phone Number ___________________________________

     City _________________________State ___________ Zip __________  E-mail Address _____________________ Fax Number _____________

===================================================================================================================================
3    YOUR INVESTMENT
     (Check appropriate Fund)
     / / Atalanta/Sosnoff Fund             $ ________        / / Atalanta/Sosnoff Balanced Fund     $ ________
     / / Atalanta/Sosnoff Focus Fund       $ ________        / / Atalanta/Sosnoff Value Fund        $ ________
     / / Atalanta/Sosnoff Mid Cap Fund     $ ________

     Please make checks payable to the applicable Fund ($5,000 minimum; $2,000 for tax-deferred retirement plans)

     / / Check enclosed $ __________________ / / Wired from Bank $ __________________ Date ____________ Wire Number________________
===================================================================================================================================
4    DIVIDEND AND CAPITAL GAINS PAYMENT OPTIONS

     (if no choice is made, dividends and capital gains will be reinvested.)
     Income Dividends /  /reinvested /  /paid in cash                  Capital Gains Distributions/  /reinvested  /  / paid in cash
===================================================================================================================================
5    WIRE REDEMPTIONS

   I/We authorize Ultimus Fund Solutions to honor requests believed to be authentic for wire redemptions proceeds to bank indicated.

   Bank Name _____________________________________________________ Bank Account Number ____________________________________________

   Bank Address __________________________________________________ Bank Telephone Number __________________________________________

   Name(s) in which bank account is Registered ____________________________________________________________________________________

     / / A signature  guarantee will be required if your bank  registration does not match your UC Investment Fund account registration.  Please review the rules for signature guarantees in the Prospectus.
===================================================================================================================================

                                 ANY QUESTIONS? PLEASE CALL TOLL-FREE (877) SOSNOFF

6    OTHER INFORMATION

     Employer Name ______________________________________________________________  U.S. Citizen?  /  / Yes  /  / No

     Employer Address __________________________________________  Are you an associated person of an NASD member?  /  / Yes  /  / No

     Occupation ________________________________________________  _________________________________________________________________
                                                                            Mother's Maiden Name (for identification purposes)
=================================================================================================
7    THE ATALANTA/SOSNOFF AUTOMATIC INVESTMENT PLAN.  A VOIDED CHECK MUST BE ATTACHED.

     Bank Name ___________________________________________________ Bank Address ___________________________________________________

     Bank Transit/ABA No. ________________________________________ My Account No. _________________________________________________
                                   (nine digits)

     Select Monthly deposit (minimum $100) amount and day:

     / / 1st of the month (or next business day)      / / 15th of the month (or next business day)  $ ____________ Amount of Deposit
     / / Atalanta/Sosnoff Fund             $ ________        / / Atalanta/Sosnoff Balanced Fund     $ ________
     / / Atalanta/Sosnoff Focus Fund       $ ________        / / Atalanta/Sosnoff Value Fund        $ ________
     / / Atalanta/Sosnoff Mid Cap Fund     $ ________

The Atalanta/Sosnoff  ACH is a  convenient way to purchase shares  automatically or at  your  discretion.  The Atalanta/Sosnoff ACH provides a convenient way to transfer money from  your bank  account to your Atalanta/Sosnoff account. Please note  savings accounts are not eligible for ACH. We will send  confirmation of your Atalanta/Sosnoff ACH services; please  wait 3 weeks after receiving the notice before using the service.

===================================================================================================================================
8    SIGNATURE                                                                      ATALANTA/SOSNOFF INVESTMENT TRUST
     Please sign application, enclose your check and mail to:                       P.O. BOX 46707
                                                                                    CINCINNATI, OH  45246-0707

     I/we are of legal  age and  have  full  authority  to  purchase  shares  in  the Atalanta/Sosnoff Investment Trust. I/we  have received and read  the  current  Prospectus,  agree  to  its  terms  and  understand  that  by  signing  below (a) I/We  hereby ratify all instructions given on this  account and agree that neither  the Funds  nor Ultimus Fund  Solutions,  LLC  nor  their affiliates will be liable for any loss, cost or expense for acting upon such  instructions (by  telephone or writing)  believed by  it  to  be genuine and in accordance with the procedures  described  in the Prospectus, and (b) as required by Federal Law,
     I/We  certify under Penalties of Perjury (1) that the Social Security  or  Taxpayer  Identification  Number  provided herein is correct, (2) that the IRS has  never  notified  me/us  that I/we  are  subject to backup  withholding,  and  (3) I/we  are U.S.
     persons (including a U.S. resident  alien). (Note: if part (2) of  this sentence  is  not  true  in   your case, please  strike
     out that part before signing.)  I/we recognize that the IRS does not require my/our consent to any provision  of this  document other than the certifications required to avoid backup withholding.

     Owner or Custodian __________________________________________________________ Date ___________________________________________

     Joint Owner (if any)_________________________________________________________ Date ___________________________________________

     Corporate Officers or Trustees (Please complete certification.)

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     Signature ___________________________________________ Title _______________________ Date _____________________________________

     COMPLETE THE  CERTIFICATION  BELOW ONLY IF YOU ARE A  CORPORATION,  PARTNERSHIP, TRUST, OR OTHER ORGANIZATION.

     I  hereby  certify:  i)  that  I am  the  duly  qualified  ________________ of _____________,  a _____________  duly  organized and  existing  under  the  laws of ______________________________________________.
                                                                                                          CORPORATE
     OR                                                                                                      SEAL

     ii) that __________________________________________ is (are) the currently acting

     [trustees(s)] [partners(s)] of _______________________________________________________________________________

     That all  actions  by  shareholders,  directors,  trustees,  partners,  and  other bodies  necessary  to execute  the  Purchase
     Application  and establish an account with the Atalanta/Sosnoff Investment Trust have been taken, and further

     That the following officer(s) or trustee(s) are, and until further notice to the   Atalanta/Sosnoff Investment Trust  will  be,
     duly  authorized  and  empowered to  purchase,  sell, assign,  transfer  and  withdraw  securities  and funds  from the account established hereby.

     Name _________________________________________________ Title ____________________ Signature __________________________________

     Name _________________________________________________ Title ____________________ Signature __________________________________


     Signature of certifying officer _________________________________________________ Date _______________________________________

===================================================================================================================================

                       ATALANTA/SOSNOFF INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                 October 1, 2001


                              Atalanta/Sosnoff Fund
                           Atalanta/Sosnoff Focus Fund
                           Atalanta/Sosnoff Value Fund
                         Atalanta/Sosnoff Balanced Fund
                          Atalanta/Sosnoff Mid Cap Fund



     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Atalanta/Sosnoff Investment Trust dated October 1, 2001. A copy of the Trust's Prospectus can be obtained by writing the Trust at 101 Park Avenue, New York, New York 10178, or by calling the Trust toll-free 1-877-SOSNOFF (1-877-767-6633).

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                        Atalanta/Sosnoff Investment Trust
                                 101 Park Avenue
                            New York, New York 10178

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

THE TRUST......................................................................3

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................3


CORPORATE BONDS AND PREFERRED STOCKS..........................................10


INVESTMENT LIMITATIONS........................................................12

TRUSTEES AND OFFICERS.........................................................14

THE INVESTMENT ADVISER........................................................15

THE DISTRIBUTOR...............................................................17

SERVICE PLAN..................................................................18

SECURITIES TRANSACTIONS.......................................................19

PORTFOLIO TURNOVER............................................................21

CALCULATION OF SHARE PRICE....................................................22

TAXES.........................................................................22

REDEMPTION IN KIND............................................................23

HISTORICAL PERFORMANCE INFORMATION............................................24

PRINCIPAL SECURITY HOLDERS....................................................26

CUSTODIAN.....................................................................27

AUDITORS......................................................................27


TRANSFER AGENT................................................................27

ANNUAL REPORT.................................................................28

APPENDIX......................................................................29

THE TRUST
---------

     Atalanta/Sosnoff Investment Trust (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on January 29, 1998. The Trust currently offers five series of shares to investors: the
Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies. The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund are diversified series of the Trust. The Atalanta/Sosnoff Focus Fund is a non-diversified series of the Trust.


     Shares of the Funds have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional voted for fractional shares owned. The Trust is not required to hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 (the "1940 Act") in order to facilitate communications among shareholders.


     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund or Funds being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to the Fund. Expenses attributable to any Fund are borne by that Fund. Any general expense of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below:

     WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, each Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

     WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     PURCHASING PUT OPTIONS. Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities. An example of such use of put options is provided below.

     Each Fund may purchase a put option on an underlying security (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Adviser deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

     Each Fund may also purchase put options at a time when a Fund does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, a Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in a Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which a Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

     PURCHASING CALL OPTIONS. Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Each Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. Each Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

     Call options may be purchased by each Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables a Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. Each Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund's current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which a Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

     STOCK INDEX FUTURES CONTRACTS. Each Fund may enter into S&P Index (or other major market index) futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund's hedging may include the purchase of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increase in stocks prices. When selling Futures Contracts, a Fund will segregate cash assets to cover any related liability.

     Each Fund will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

     A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.


         FOREIGN SECURITIES. Each Fund may invest in the securities (payable in U.S. dollars) of foreign issuers if the Adviser believes such investment would be consistent with the Fund's investment objective. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

     The Funds may invest in foreign issuers directly or through the purchase of American Depository Receipts (ADRs). ADRs, which are traded domestically, are receipts issued by a U.S. bank or trust company evidencing ownership of securities of a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency.

     WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     U.S. GOVERNMENT SECURITIES. The Funds may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or of the Funds' shares.

     Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

     REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

     The  majority  of  these  transactions  run  day-to-day,  and the  delivery pursuant to the resale typically will occur within one to five days of the purchase. A Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when a Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

     DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by a Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the two highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The

Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

     FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

     UNSEASONED ISSUERS. Each Fund may invest a portion of its assets in small, unseasoned companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Funds may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     INVESTMENT COMPANY SECURITIES. Each Fund may also invest in securities of other investment companies. Investments by the Funds in shares of other investment companies will result in duplication of advisory, administrative and distribution fees. The Funds will not (along with affiliates) purchase in the aggregate more than 3% of the outstanding voting securities of any investment company. An investment in securities of an investment company is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of the Funds' investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid securities before maturity may be time consuming and expensive, and it may be difficult or impossible for the Funds to sell illiquid securities promptly at an acceptable price.


     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions herein. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Funds. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust, the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.


     BORROWING. Each Fund may borrow up to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent a Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. Each Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets. It is each Fund's present intention to limit its borrowings to 5% of its total assets and to borrow only for emergency or extraordinary purposes.

CORPORATE BONDS AND PREFERRED STOCKS
------------------------------------

     Each Fund may, in seeking its objective, invest in preferred stocks and corporate debt securities, including securities convertible into common stocks, without regard to quality ratings assigned by rating organizations such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. Each Fund does not hold, nor intend to invest, more than 5% of its net assets in preferred stocks and corporate debt securities rated less than "investment grade" by either of these two rating organizations. Lower-rated securities (commonly called "junk" securities) are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Securities rated in any category below Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Rating Group are generally considered to be "junk" securities. Each Fund will promptly sell "junk" securities as necessary in order to limit the Fund's aggregate investments in such securities to 5% of net assets, which may cause the Fund to suffer a loss.

     See the Appendix to this Statement of Additional Information for a description of the quality ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

     Preferred Stocks
     ----------------

     Preferred stocks, unlike common stocks, offer a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

     Convertible Securities
     ----------------------

     A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible stock security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     General Risk Factors of Fixed-Income Securities
     -----------------------------------------------

     Investments in fixed-income securities are subject to inherent market risks and fluctuations in value due to changes in earnings, economic conditions, quality ratings and other factors beyond the control of the Adviser. Adverse economic changes or individual corporate developments could materially impact the ability of an issuer to pay, when due, principal and interest. Fixed-income securities are also subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, that is, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. Although it is generally true that fixed-income securities change in response to changes in the level of interest rates, these price changes are not necessarily of the same magnitude.

     Risk Factors of Lower-Rated Securities
     --------------------------------------

     Lower-rated debt securities (commonly called "junk" securities) may be subject to certain risk factors to which other securities are not subject to the same degree. An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values. Such an economic downturn may be expected to result in increased price volatility of lower-rated securities and of the value of a Fund's shares, and an increase in issuers' defaults on such securities.

     Also, many issuers of lower-rated securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, the securities in which the Funds invest are subordinated to the prior payment of senior indebtedness, thus making it highly unlikely that the Funds will be able to receive payments when senior securities are in default.

     The credit rating of a security does not necessarily address its market risk (that is, the risk that the value of a security will be adversely affected due to movement of the overall stock market or changes in the level of interest rates). Also, ratings may, from time to time, be changed to reflect developments in the issuer's financial condition. Lower-rated securities held by the Funds have speculative characteristics which are apt to increase in number and significance with each lower rating category.

     When the secondary market for lower-rated securities becomes increasingly illiquid, or in the absence of readily available market quotations for lower-rated securities, the relative lack of reliable, objective data makes the responsibility of the Trustees to value such securities more difficult, and judgment plays a greater role in the valuation of portfolio securities. Also, increased illiquidity of the market for lower-rated securities may affect a Fund's ability to dispose of portfolio securities at a desirable price.

     In addition, prices of lower-rated securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual corporate developments than more highly rated investments. Certain laws or regulations may have a material effect on the Funds' investments in lower-rated securities. As examples, recent legislation requires federally-insured savings and loan associations to divest themselves of their investments in lower-rated securities and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, lower-rated securities.


INVESTMENT LIMITATIONS
----------------------

     The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each of the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For purposes of the discussion of these fundamental investment limitations, the term "majority" of the outstanding shares of the Trust (or the applicable Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable
Fund).

     Under these fundamental limitations, each Fund MAY NOT:

(1) Issue senior securities, pledge its assets or borrow money, or purchase securities on margin except that it may do so if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(3) Make short sales of securities or maintain a short position, except short sales "against the box";

(4)  Make loans to other persons, except (a) by loaning portfolio securities, or
     (b) by engaging in repurchase agreements;

(5) Write, purchase or sell commodities, commodities contracts or related options;

(6) Invest more than 25% of its total assets in the securities of issuers in any particular industry (other than securities of the United States Government, its agencies or instrumentalities); or

(7)  Invest in  interests  in real  estate or real estate  limited  partnerships
     (although it may invest in real estate investment trusts and purchase securities secured by real estate or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein).

     The following fundamental limitation is applicable only to the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund. Each of these Funds MAY
NOT:

(8) Purchase the securities of any issuer if with respect to 75% of the value of the total assets of the Fund, more than 5% of the value of the total assets of the Fund would be invested in the securities of any one issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, provided that this limitation shall not apply to the purchase of securities issued by the U.S. Government, its agencies or instrumentalities.

     Percentage restrictions stated as an investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings to comply with this limitation.

     The Fund does not presently intend to pledge its assets. While the Fund has reserved the right to make short sales "against the box" (limitation number 3, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.


TRUSTEES AND OFFICERS
---------------------


     Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an "interested person" of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name                          Age                Position Held
----                          ---                -------------

*Anthony G. Miller            43                 Chairman, President and Trustee
*Toni E. Sosnoff              58                 Vice President and Trustee
+Howard A. Drucker            59                 Trustee
+Irving L. Straus             80                 Trustee
+Aida L. Wilder               53                 Trustee
Robert G. Dorsey              44                 Vice President
John F. Splain                45                 Secretary
Mark J. Seger                 39                 Treasurer


* Mr. Miller and Mrs. Sosnoff, as affiliated persons of the Adviser and the Distributor, are "interested persons" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act.


+ Member of the Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements.


     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     ANTHONY G. MILLER, 101 Park Avenue, New York, New York, is Executive Vice President, Chief Operating Officer and Secretary of Atalanta/Sosnoff Capital Corporation (Delaware), the investment adviser to the Trust, and of its parent company, Atalanta/Sosnoff Capital Corporation. Mr. Miller is also President, Chief Executive Officer and Director of Atalanta/Sosnoff Management Corporation, the Trust's principal underwriter.

     TONI E. SOSNOFF, 101 Park Avenue, New York, New York, is Vice President of Atalanta/Sosnoff Capital Corporation (Delaware).

     HOWARD A. DRUCKER, 25 East End Avenue, New York, New York, is an attorney and the President of Fundamental Management Corp., which provides real estate management services. He is also a general partner of East Hartford Estates, L.P., a real estate company, and is a real estate investor and manager with various properties throughout the United States.

     IRVING L. STRAUS, 1501 Broadway, New York, New York, is the Chairman of Straus Corporate Communications, a public relations firm.

     AIDA L. WILDER, 26 Old Albany Post Road, Rhinebeck, New York, is Vice President of Wilder Consolidated Enterprises, which engages in restaurant operations.


     ROBERT G. DORSEY, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC (a registered transfer agent) and Ultimus Fund Distributors, LLC (a registered broker-dealer). Prior to March
1999, he was President of Countrywide Fund Services, Inc. (a mutual fund services company).

     JOHN F. SPLAIN, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President and Secretary of Countrywide Fund Services, Inc. and affiliated companies.

     MARK J. SEGER, 135 Merchant Street, Cincinnati, Ohio, is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. Prior to March 1999, he was First Vice President of Countrywide Fund Services, Inc.

     No director, officer or employee of the Adviser will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. Each Trustee who is not an "interested person" of the Trust receives from the Trust a quarterly retainer of $1,000, plus a fee of $1,000 for attendance at each meeting of the Board of Trustees, plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended May 31, 2001 to Trustees who are not "interested persons" of the Trust.

                                                                                                        Total
                                  Aggregate            Pension or           Estimated Annual        Compensation
                                Compensation           Retirement            Benefits Upon         From Trust and
Trustee                        From the Trust       Benefits Accrued          Retirement            Fund Complex
-------                        --------------       ----------------          ----------            ------------

Howard A. Drucker                  $8,000                 None                    None                 $8,000
Irving L. Straus                   $8,000                 None                    None                 $8,000
Aida L. Wilder                     $8,000                 None                    None                 $8,000


THE INVESTMENT ADVISER
----------------------

     Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser"), 101 Park Avenue, New York, New York 10178, is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Atalanta/Sosnoff Capital Corporation (A/SCC"), a public company listed on the New York Stock Exchange (NYSE: ATL). Martin T. Sosnoff is the controlling shareholder, Chairman of the Board, Chief Executive Officer and Chief Investment Officer of A/SCC and of the Adviser. Toni E. Sosnoff is a Vice President of the Adviser. Anthony G. Miller is Executive

Vice President, Chief Operating Officer and Secretary of A/SCC and of the Adviser. Mr. And Mrs. Sosnoff and Mr. Miller, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.


     Under the terms of the advisory agreements between the Trust and the Adviser, the Adviser manages each Fund's investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets (the "Base Fee"). During the fiscal years ended May 31, 2001, 2000 and 1999, the Atalanta/Sosnoff Fund accrued advisory fees of $151,477, 122,517 and $74,620, respectively; however, in order to reduce the Fund's operating expenses, the Adviser waived $43,963 of its advisory fees with respect to the fiscal year ended May 31, 2000 and waived all of its advisory fees with respect to the fiscal year ended May 31, 1999. During the fiscal years ended May 31, 2001 and 2000, the Atalanta/Sosnoff Focus Fund accrued advisory fees of $22,023 and $16,649, respectively, the Atalanta/Sosnoff Value Fund accrued advisory fees of $19,871 and $13,419, respectively, and the Atalanta/Sosnoff Balanced Fund accrued advisory fees of $18,631 and $15,837, respectively; however, in order to reduce the Funds' operating expenses, the Adviser waived all of such fees in each year and, in addition, reimbursed a substantial amount of the operating expenses of the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund.


     Beginning on July 1, 2002, the Base Fee is subject to a performance adjustment. The performance adjustment for each Fund may increase or decrease the management fee, depending on how well the Fund has performed relative to its benchmark. The Base Fee will be increased by 0.25% if the Fund outperforms its benchmark by at least 2.00% or decreased by 0.25% if the Fund underperforms its benchmark by at least 2.00%. Because the adjustment to the Base Fee is based on the comparative performance of the Fund and the record of its benchmark, the controlling factor (regarding the performance adjustment to the basic fee) is not whether the Fund's performance is up or down, but whether it is up or down more or less than the performance record of its benchmark. The Adviser is not eligible to receive the 0.25% performance adjustment if the Fund's performance was negative, even if it outperformed its benchmark.

     The table below sets forth the fee to which the Adviser would be entitled for each Fund, assuming that it performs at the indicated levels relative to the Fund's benchmark.

     If the Performance of the                          The Adviser will receive
     Fund:                                              a fee of:

     Underperforms the benchmark by: (2.00%) or more              0.50%
     Underperforms the benchmark by: (0.01%)-(1.99%)              0.75%
     Equals the benchmark:            0.00% 0.75%
     Outperforms the benchmark by:    0.01%-1.99%                 0.75%
     Outperforms the benchmark by:    2.00% or more               1.00%

     The Fund's investment performance will be measured by comparing (i) the opening net asset value of one share of the Fund on the first business day of the performance period with (ii) the closing net asset value of one share of the Fund as of the last business day of such period. In computing the investment performance of the Fund and the investment record of the Fund's benchmark index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Fund, and all cash distributions of the securities included in the Fund's benchmark index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. Any calculations of the investment performance of the Fund and the investment performance of the Fund's benchmark index shall be in accordance with any then applicable rules of the Securities and Exchange Commission. No performance adjustments will be calculated until July 1, 2002.


     Each Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of that Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Funds may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director, employee or stockholder of the Adviser are paid by the Adviser.


     By its terms, each Fund's advisory agreement will remain in force until July 1, 2003 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. Each Fund's advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of the Fund's outstanding voting securities, or by the Adviser. Each of the advisory agreements automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

     Atalanta/Sosnoff Management Corporation (the "Distributor"), 101 Park Avenue, New York, New York 10178, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Distributor is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.


     By its terms, the Trust's underwriting agreement will remain in force until June 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) by vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's underwriting agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by the vote of the majority of a Fund's outstanding voting securities, or by the Distributor. The underwriting agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Distributor is a wholly-owned subsidiary of the Adviser. Anthony G. Miller is both President and Chief Executive Officer of the Distributor and Chairman, President and a Trustee of the Trust.


SERVICE PLAN
------------


     As stated in the Prospectus, the Trust has adopted a service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits each Fund to compensate the Distributor for its services to the Fund. The Distributor is responsible for the payment of any expenses incurred in the distribution and promotion of each Fund's shares or activities related to the servicing of shareholder accounts, including but not limited to, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Funds, processing shareholder transactions, and providing such other shareholder services as the Trust might reasonably request; formulating and implementing of marketing and promotional activities; the printing of prospectuses, statements of additional information and reports used for sales purposes; advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses; and other shareholder service-related expenses, including any servicing fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Distributor. The Plan expressly limits payments to the Distributor in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. During the fiscal year ended May 31, 2001, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund accrued fees under the Plan of $50,492, $7,341, $6,624 and $6,211, respectively; however, the Adviser waived $48,064 of such fees with respect to the Atalanta/Sosnoff Fund and waived all of such fees with respect to each of the other Funds.


         The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by a Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of that Fund. In the event the Plan is terminated by a Fund in accordance with its terms, that Fund will not be required to make any payments for expenses incurred after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

     In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution and shareholder servicing expenses under the Plan should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

     By reason of their interest in the Adviser and the Distributor, Anthony G. Miller and Toni E. Sosnoff each may be deemed to have a financial interest in the operation of the Plan.

SECURITIES TRANSACTIONS
-----------------------


     Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. During the fiscal years ended May 31, 2001, 2000 and 1999, the Atalanta/Sosnoff Fund paid brokerage commissions of $48,901, $33,907 and $31,335, respectively. During the fiscal years ended May 31, 2001 and 2000, The Atalanta/Sosnoff Focus Fund paid brokerage commissions of $8,057 and $6,883, respectively; The Atalanta/Sosnoff Value Fund paid brokerage commissions of $53,717 and $16,108, respectively; and the Atalanta/Sosnoff Balanced Fund paid brokerage commissions of $6,154 and $5,051, respectively.


     Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

     The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

     Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.


     Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Distributor.


     The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Distributor and other affiliates of the Trust may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. The Funds will not effect any brokerage transactions in its portfolio securities with such affiliates if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with various firms. Neither the Distributor, nor affiliates of the Trust, the Adviser or the Distributor, will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with any brokers.


     During the fiscal year ended May 31, 2001, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund paid brokerage commissions to the Distributor of $45 and $45, respectively. With respect to the fiscal year ended May 31, 2001, the Distributor received 0.6% of the Atalanta/Sosnoff Focus Fund's aggregate brokerage commissions for effecting 0.7% of the aggregate dollar amount of transactions involving brokerage commissions; and received 0.7% of the Atalanta/Sosnoff Balanced Fund's aggregate brokerage commissions for effecting 0.7% of the aggregate dollar amount of transactions involving brokerage commissions. During the fiscal year ended May 31, 2000, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund paid brokerage commissions to the Distributor of $606, $560, $129 and $503, respectively.

     Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may consider sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds.

     During the fiscal year ended May 31, 2001, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund each purchased common stock issued by the parent company of Merrill Lynch, Pierce, Fenner & Smith Incorporated (the market value of which was $474,281, $64,970 and $58,473, respectively, as of May 31, 2001). Merrill Lynch, Pierce, Fenner & Smith Incorporated is one of the Trust's "regular broker-dealers" as defined in the 1940 Act.

     CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code significantly restricts the personal investing activities of all employees of the Adviser and the
Distributor and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. No employee may purchase or sell any security which, at that time, is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by the Funds. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.


PORTFOLIO TURNOVER
------------------


     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year, exclusive of short-term instruments, by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover (100% or more) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds, and may result in the Funds recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Funds must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes. See "Taxes." The Adviser anticipates that each Fund's portfolio turnover rate normally will not exceed 200%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, the Funds intend to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended May 31, 2001 and 2000, the Atalanta/Sosnoff Fund's annualized portfolio turnover rate was 141% and 143%, respectively; the Atalanta/Sosnoff Focus Fund's annualized portfolio turnover rate was 173% and 188%, respectively; the Atalanta/Sosnoff Value Fund's annualized portfolio turnover rate was 983% and 416%, respectively; and the Atalanta/Sosnoff Balanced Fund's annualized portfolio turnover rate was 171% and 200%, respectively.

CALCULATION OF SHARE PRICE
--------------------------

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected.


     In valuing the assets of the Funds for purposes of computing net asset value, securities are valued at market value as of the close of trading on each business day when the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of the last sale price on the exchange on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid prices on the NYSE or other primary exchange for that day. Securities traded in the over-the-counter market are valued on the basis of the last sale price as reported by NASDAQ. If there are no sales on that day, the securities are valued at the mean between the closing bid and asked prices as reported by NASDAQ. Securities for which quotations are not readily available and other assets are valued at their fair value as determined pursuant to procedures adopted in good faith by the Board of Trustees of the Trust. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Funds. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.


TAXES
-----

     The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

     Each Fund has qualified and intends to continue to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).


     A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of May 31, 2001, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and Atalanta/Sosnoff Balanced Fund had capital loss carryforwards for federal income tax purposes of $1,221,650, $136,194 and
$143,517, respectively, which expire May 31, 2009. These capital loss carryforwards may be utilized in future years to offset net realized gains prior to distributing any such gains to shareholders.


     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (currently 30.5%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------

     A Fund, when it is deemed to be in the best interests of the Fund's shareholders, may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, the Funds intend to make an election pursuant to Rule 18f-1 under the 1940 Act. This election will require each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

     From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P (1 + T)n = ERV
Where:

P   = a hypothetical initial payment of $1,000
T   = average annual total return n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)


The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Funds for the periods ended May 31, 2001 are as follows:

                                             One Year        Since Inception*
                                             --------        ----------------

      Atalanta/Sosnoff Fund                   0.37%               14.68%
      Atalanta/Sosnoff Focus Fund             3.48%               12.73%
      Atalanta/Sosnoff Value Fund            15.14%               11.38%
      Atalanta/Sosnoff Balanced Fund          2.92%                8.18%

      * The initial offering of the Atalanta/Sosnoff Fund was June 17, 1998. The initial public offering of the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund was July 1, 1999.

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative returns of the Funds as calculated in this manner for the period since inception (June 17, 1998 for the Atalanta/Sosnoff Fund; July 1, 1999 for the remaining Funds) to May 31, 2001 are as follows:

      Atalanta/Sosnoff Fund                  49.85%
      Atalanta/Sosnoff Focus Fund            25.84%
      Atalanta/Sosnoff Value Fund            22.97%
      Atalanta/Sosnoff Balanced Fund         16.28%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Atalanta/Sosnoff Fund's average annual compounded rate of return for the three year period ended June 30, 2001 is 11.10%. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

     From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd + 1)6-1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum  offering  price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The yield of the Atalanta/Sosnoff Balanced Fund for the 30-day period ended May 31, 2001 was 0.69%.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance.

     Each Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, a Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

     Investors may use such performance comparisons to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in a Fund based on monthly reinvestment of dividends over a specified period of time.

     From time to time each Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. Each Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor's Ratings Group and Moody's Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.


PRINCIPAL SECURITY HOLDERS
--------------------------


     As of September 10, 2001, Atalanta/Sosnoff Capital Corporation, 101 Park Avenue, New York, New York 10178, owned of record or beneficially 69.2%, 89.0% 96.3%, 91.0% and 100% of the outstanding shares of the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund, the Atalanta/Sosnoff Balanced Fund and the Atalanta/Sosnoff Mid Cap Fund, repectively, and therefore may be deemed to control the Trust. Atalanta/Sosnoff Capital Corporation would be able to cast the deciding vote with regard to any matter submitted for approval by shareholders of the Funds.

     As of September 10, 2001, Bear, Stearns & Co., Inc., 1 Metrotech Center North, Broklyn, New York 11021, for the benefit of its customers, owned of record 10.4% of the outstanding shares of the Atalanta/Sosnoff Fund, and Sharon Doty, P.O. Box 655, Litchfield, Connecticutt 06759, owned of record 7.1% of the outstanding shares of the Atalanta/Sosnoff Focus Fund.

     As of September 10, 2001, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.


CUSTODIAN
---------

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, has been retained to act as Custodian for the Funds' investments. Firstar Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

AUDITORS
--------

     The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending May 31, 2002. Arthur Andersen LLP, 720 East Pete Rose Way, Cincinnati, Ohio 45202, performs an annual audit of the Funds' financial statements and advises the Trust as to certain accounting matters.


TRANSFER AGENT
--------------

     The Funds' transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Ultimus receives from each Fund for its services as transfer agent a fee payable monthly at an annual rate of $18 per account, provided, however, that the minimum fee received is $1,500 per month with respect to each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

     Ultimus also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable the Ultimus to perform its duties, each Fund pays Ultimus a base fee of $2,000 per month plus an asset-based fee computed as a percentage of the Fund's average net assets in excess of $25 million. In addition, the Funds pay all costs of external pricing services.

     Ultimus also provides administrative services to the Funds. In this capacity, Ultimus supplies non-investment related statistical and research data,
internal  regulatory   compliance  services  and  executive  and  administrative
services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, Ultimus receives a fee, computed with respect to the Funds' aggregate net assets, at the annual rate of .15% of the average value of the Trust's daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million,
 .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million, provided, however, that the minimum fee is $6,000 per month.

     Prior to July 23, 2001, Integrated Fund Services, Inc. ("Integrated") served as the Fund's transfer agent, administrator and fund accounting agent. Integrated is an indirect wholly-owned subsidiary of The Western and Southern Life Insurance Company. For the fiscal year ended May 31, 2001, Integrated received administrative services fees from the Atalanta/Sosnoff Fund, the
Atalanta/Sosnoff   Focus  Fund,   the   Atalanta/Sosnoff   Value  Fund  and  the
Atalanta/Sosnoff  Balanced  Fund  of  $30,411,  $12,000,  $12,000  and  $12,000,
respectively. For the fiscal year ended May 31, 2000, Integrated received administrative services fees from the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the
Atalanta/Sosnoff Balanced Fund of $24,908, $11,000, $11,000 and $11,000, respectively. For the fiscal year ended May 31, 1999, Integrated received administrative services fees from the Atalanta/Sosnoff Fund of $14,074. Each Fund also paid Integrated accounting services fees of $2,000 per month and transfer agency fees of $1,500 per month.

ANNUAL REPORT
-------------

     The Funds' financial statements as of May 31, 2001, which have been audited by Arthur Andersen LLP, are incorporated herein by reference to the Annual Report of the Trust.

APPENDIX
--------

     The various ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") are described below. A rating by an
NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality of guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of corporate bonds and preferred stocks in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not recommendation to purchase, sell or hold a security because it does not take into account market value or suitably for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other resources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.


     The ratings of Moody's and S&P for corporate bonds and convertible debt in which each Fund may invest are as follows:

     Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.


     BB and B - Bonds rated BB or B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


     The ratings of Moody's and S&P for preferred stocks in which the Fund may invest are as follows:

     Moody's Investors Service, Inc.
     -------------------------------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba - An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.


     b - An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.


     Standard & Poor's Ratings Group
     -------------------------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.


     BB and B - Preferred stock rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

--------------------------------------------------------------------------------
                                                      ANNUAL REPORT
                                                       May 31, 2001
--------------------------------------------------------------------------------

ATALANTA/SOSNOFF INVESTMENT TRUST
101 Park Avenue o New York, NY 10178
toll free 1-877-SOSNOFF   (767-6633)
website  o   www.atalantasosnoff.com
e-mail   o   asfund@atalantasosnoff.com

BOARD OF TRUSTEES
Howard A. Drucker
Anthony G. Miller                                     [LOGO OMITTED]
Toni E. Sosnoff
Irving L. Straus
Aida L. Wilder

INVESTMENT ADVISER
Atalanta/Sosnoff Capital Corp. (Delaware)
101 Park Avenue o New York, NY 10178

DISTRIBUTOR
Atalanta/Sosnoff Management Corporation
101 Park Avenue o New York, NY 10178

TRANSFER AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707 o Cincinnati, OH 45246-0707        ATALANTA/SOSNOFF FUND
                                               ATALANTA/SOSNOFF FOCUS FUND
                                               ATALANTA/SOSNOFF VALUE FUND
                                             ATALANTA/SOSNOFF BALANCED FUND

--------------------------------------------------------------------------------
                                                     [LOGO] (c) 1986 Andy Warhol
--------------------------------------------------------------------------------



LETTER TO SHAREHOLDERS                                             JULY 16, 2001
================================================================================
Dear Shareholder:

For the year ended May 31, 2001, the Atalanta/Sosnoff Fund returned 0.37% compared with the S&P 500 Index return of -10.56%. For the year ended June 30, 2001, the Atalanta/Sosnoff Fund returned -5.39% compared with -14.83% for the S&P 500 Index.

For the year ended May 31, 2001, the Atalanta/Sosnoff Focus Fund returned 3.48% compared with the S&P 500 Index return of -10.56%. For the year ended June 30, 2001, the Atalanta/Sosnoff Focus Fund returned -3.52% compared with -14.83% for the S&P 500 Index.

For the year ended May 31, 2001, the Atalanta/Sosnoff Value Fund returned 15.14% compared with the S&P 500 Index return of -10.56%. For the year ended June 30, 2001, the Atalanta/Sosnoff Value Fund returned 13.20% compared with -14.83% for the S&P 500 Index.

For the year ended May 31, 2001, the Atalanta/Sosnoff Balanced Fund returned 2.92% compared with 12.58% for the Lehman Brothers Intermediate
Government/Credit Bond Index and -10.56% for the S&P 500 Index. For the year ended June 30, 2001, the Atalanta/Sosnoff Balanced Fund returned -2.42% compared with 11.04% for the Lehman Brothers Intermediate Government/Credit Bond Index and -14.83% for the S&P 500 Index.

Portfolio composition continues to migrate towards early recovery stocks in the media, technology and consumer sectors. After the recent NASDAQ rally there is more interest in defensive growth stocks in the financial services sector and in health care and tobacco where we remain overweighted.

The economy appears to be basing out at zero to 1.5% GDP momentum. Considering the capital spending bubble that built up during the past five years, we expect the economic recovery to start post-summer, but it should be slow to develop traction. Corporate earnings may not compare favorably on a quarterly basis until early next year.

There is no demand pull inflation in the system with oil and electrical generating capacity pricing more a function of supply shortfalls. We expect a benign interest rate environment with 10-year Treasuries trading in a narrow range. Federal Reserve Board policy emphasis should continue easing until it's more than conjectural that the consumer will carry the economy while inventories and capital goods continue to contract.

In retrospect, the 10-year economic cycle has succumbed to old age. Capital spending by industry was on a tear since the mid-nineties and the consumer increased indebtedness inexorably. We expect the equity market to discount the economic recovery by at least three months. The rebound in S&P earnings next year could approximate 10 percent. Our earnings call this year is for a decline from last year, of at least 8 percent. By year end at the latest, the stock market should be earnings driven. The chances of a recession have faded to under 50 percent. The leading indicators will be new home sales, 10-day auto selling rates and retail volume. Inventory reductions throughout the system are close to completion aside from technology.

Our barbell approach to portfolio composition appears to be taking hold. On one end are the reasonably priced growth stocks benefiting from low interest rates, modest inflation and the slow economic setting. On the other end are technology, media, oil service and retailing which need a quickening GDP environment to do well on a sustainable basis. The discount function of the market is very aggressive, closer to six months than previous cycles' three months.

Our bias is to continue the migration of the portfolio to more of a cyclical growth posture reflecting the onset of economic recovery by autumn. The timing and aggressiveness of this initiative could be the pivotal factor in building on our recent months' relatively good performance. The steepening of the yield curve reinforces this approach. It also suggests that duration of the fixed income portfolio, where applicable, has peaked and will contract over coming months.

With all good  wishes,

Martin  T.  Sosnoff

ATALANTA/SOSNOFF  INVESTMENT  TRUST
PERFORMANCE
================================================================================

           Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Fund and the S&P 500 Index

                               [GRAPHIC OMITTED]

                                            ATALANTA/
                          S&P 500            SOSNOFF
                           INDEX              FUND
                         --------            -------

         06/17/98          10,000             10,000
         06/30/98          10,429             10,680
         07/31/98          10,318             10,810
         08/31/98           8,826              9,200
         09/30/98           9,392              9,670
         10/31/98          10,156              9,980
         11/30/98          10,771             10,660
         12/31/98          11,392             11,470
         01/31/99          11,868             12,640
         02/28/99          11,500             11,890
         03/31/99          11,960             12,320
         04/30/99          12,423             12,690
         05/31/99          12,129             12,340
         06/30/99          12,803             12,610
         07/31/99          12,403             12,210
         08/31/99          12,342             11,880
         09/30/99          12,003             12,010
         10/31/99          12,763             12,920
         11/30/99          13,022             13,980
         12/31/99          13,789             16,030
         01/31/00          13,097             15,300
         02/29/00          12,849             15,790
         03/31/00          14,106             16,760
         04/30/00          13,682             15,550
         05/31/00          13,401             14,930
         06/30/00          13,732             15,480
         07/31/00          13,517             15,400
         08/31/00          14,357             17,030
         09/30/00          13,599             16,480
         10/31/00          13,542             16,220
         11/30/00          12,474             15,530
         12/31/00          12,535             16,194
         01/31/01          12,980             15,771
         02/28/01          11,796             14,731
         03/31/01          11,049             13,775
         04/30/01          11,908             14,985
         05/31/01          11,987             14,985

        ----------------------------
           Atalanta/Sosnoff Fund
         Average Annual Total Returns
          Since Inception*    14.68%
          1 year               0.37%
        ----------------------------

                       Past performance is not predictive of future performance.

                           *Initial public offering of shares was June 17, 1998.


           Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Focus Fund and the S&P 500 Index


                               [GRAPHIC OMITTED]

                                            ATALANTA/
                                             SOSNOFF
                           S&P 500            FOCUS
                           INDEX              FUND
                          --------           -------

         07/01/99          10,000             10,000
         07/31/99           9,688              9,710
         08/31/99           9,640              9,680
         09/30/99           9,376              9,630
         10/31/99           9,969             10,410
         11/30/99          10,172             11,520
         12/31/99          10,771             13,430
         01/31/00          10,230             12,800
         02/29/00          10,037             13,000
         03/31/00          11,018             13,710
         04/30/00          10,687             12,710
         05/31/00          10,468             12,160
         06/30/00          10,726             12,770
         07/31/00          10,558             12,790
         08/31/00          11,214             14,360
         09/30/00          10,622             13,950
         10/31/00          10,577             13,710
         11/30/00           9,743             13,110
         12/31/00           9,791             13,752
         01/31/01          10,138             13,202
         02/28/01           9,214             12,240
         03/31/01           8,630             11,599
         04/30/01           9,301             12,641
         05/31/01           9,363             12,584

        ----------------------------
        Atalanta/Sosnoff Focus Fund
        Average Annual Total Returns
          Since Inception*    12.73%
          1 year               3.48%
        ----------------------------

                       Past performance is not predictive of future performance.

                            *Initial public offering of shares was July 1, 1999.

ATALANTA/SOSNOFF  INVESTMENT  TRUST
PERFORMANCE (CONTINUED)
================================================================================

           Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Value Fund and the S&P 500 Index


                               [GRAPHIC OMITTED]

                                            ATALANTA/
                                             SOSNOFF
                           S&P 500            VALUE
                           INDEX               FUND
                          --------           -------

         07/01/99          10,000             10,000
         07/31/99           9,688              9,700
         08/31/99           9,640              9,090
         09/30/99           9,376              8,670
         10/31/99           9,969              9,160
         11/30/99          10,172              9,730
         12/31/99          10,771             10,140
         01/31/00          10,230              9,860
         02/29/00          10,037             10,140
         03/31/00          11,018             10,630
         04/30/00          10,687             10,240
         05/31/00          10,468             10,680
         06/30/00          10,726             10,680
         07/31/00          10,558             10,750
         08/31/00          11,214             11,830
         09/30/00          10,622             12,670
         10/31/00          10,577             12,900
         11/30/00           9,743             12,700
         12/31/00           9,791             13,604
         01/31/01          10,138             12,841
         02/28/01           9,214             11,764
         03/31/01           8,630             11,502
         04/30/01           9,301             12,024
         05/31/01           9,363             12,297


        ----------------------------
        Atalanta/Sosnoff Value Fund
        Average Annual Total Returns
          Since Inception*    11.38%
          1 year              15.14%
        ----------------------------

                       Past performance is not predictive of future performance.

                            *Initial public offering of shares was July 1, 1999.




        Comparison of the Change in Value of a $10,000 Investment in the Atalanta/Sosnoff Balanced Fund, 65% S&P 500 Index/35% Lehman Brothers
    Intermediate Government/Credit Bond Index, Lehman Brothers Intermediate
                 Government/Credit Bond Index and S&P 500 Index


                               [GRAPHIC OMITTED]


                                                 65% S&P
                              LEHMAN BROTHERS    500/35%
                                INTERMEDIATE  LEHMAN BROTHERS  ATALANTA/
                                 GOVERNMENT/   INTERMEDIATE    SOSNOFF
                   S&P 500        CORPORATE     GOVERNMENT/    BALANCED
                    INDEX        BOND INDEX  CREDIT BOND INDEX   FUND
                   -------    --------------- ---------------  --------

07/01/99           10,000         10,000         10,000         10,000
07/31/99            9,688          9,991          9,794          9,820
08/31/99            9,640          9,999          9,765          9,870
09/30/99            9,376         10,092          9,623          9,928
10/31/99            9,969         10,118         10,028         10,488
11/30/99           10,172         10,130         10,165         11,320
12/31/99           10,771         10,097         10,542         12,446
01/31/00           10,230         10,060         10,184         12,005
02/29/00           10,037         10,142         10,088         12,145
03/31/00           11,018         10,248         10,766         12,561
04/30/00           10,687         10,224         10,547         11,840
05/31/00           10,468         10,240         10,412         11,298
06/30/00           10,726         10,421         10,643         11,650
07/31/00           10,558         10,500         10,563         11,701
08/31/00           11,214         10,624         11,033         12,794
09/30/00           10,622         10,720         10,689         12,483
10/31/00           10,577         10,770         10,677         12,323
11/30/00            9,743         10,916         10,181         11,830
12/31/00            9,791         11,117         10,279         12,312
01/31/01           10,138         11,299         10,575         12,012
02/28/01            9,214         11,407          9,983         11,377
03/31/01            8,630         11,494          9,599         10,880
04/30/01            9,301         11,465         10,075         11,717
05/31/01            9,363         11,529         10,139         11,628


        ------------------------------
        Atalanta/Sosnoff Balanced Fund
        Average Annual Total Returns
          Since Inception*     8.18%
          1 year               2.92%
        ------------------------------

                       Past performance is not predictive of future performance.

                            *Initial public offering of shares was July 1, 1999.

ATALANTA/SOSNOFF FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (as of May 31, 2001)

                               [GRAPHIC OMITTED]

                        ATALANTA/SOSNOFF
                             FUND            S&P 500 INDEX
                       -----------------     -------------

Financial                    31.5                 17.5
Consumer Staples             19.7                 12.6
Technology                   17.8                 18.5
Health Care                  11.2                 13.3
Energy                        7.9                  7.1
Consumer Cyclicals            4.3                  8.9
Capital Goods                 1.9                  9.2
Basic Materials               1.5                  2.7
Transportation                1.1                  0.7
Communications                0.7                  5.7
Utilities                       0                  3.8
Cash                          2.4                    0


TOP TEN HOLDINGS (as of May 31, 2001)

                                                                       % OF
     STOCK                                  SECTOR                  PORTFOLIO
     --------------------------------------------------------------------------
     Microsoft Corporation                  Technology                 6.8%
     Loews                                  Financial                  5.3%
     Philip Morris Companies, Inc.          Consumer Staples           5.2%
     AOL Time Warner, Inc.                  Consumer Staples           4.7%
     Wellpoint Health Networks              Health Care                4.2%
     Ace Limited                            Financial                  4.0%
     XL Capital Limited                     Financial                  3.8%
     Fannie Mae                             Financial                  3.3%
     Freddie Mac                            Financial                  3.3%
     Oxford Health Plans                    Health Care                3.2%
                                                                     ------
                                                          TOTAL:      43.8%


COMPARATIVE PERFORMANCE

                                               TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                               -------------         ------------------------------------
                                              SINCE  INCEPTION*       YEAR  ENDED        SINCE INCEPTION*
                                              TO MAY 31, 2001         JUNE 30, 2001      TO JUNE 30, 2001
                                              ---------------        ------------------------------------


Atalanta/Sosnoff Fund                              14.7%                 ( 5.4%)               13.4%
Morningstar Large Cap Blend Category                 n/a                ( 15.7%)                 n/a
Lipper Large-Cap Core Index                         4.3%                ( 18.4%)                3.2%
S&P 500 Index                                       6.3%                ( 14.8%)                5.3%

  *Inception June 17, 1998

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (as of May 31, 2001)

                               [GRAPHIC OMITTED]

                      ATALANTA/SOSNOFF
                         FOCUS FUND          S&P 500 INDEX
                      ----------------       -------------

Financial                    29.3                 17.5
Consumer Staples             22.3                 12.6
Technology                   16.5                 18.5
Health Care                  11.1                 13.3
Energy                          9                  7.1
Consumer Cyclicals            3.8                  8.9
Capital Goods                 2.1                  9.2
Basic Materials               2.1                  2.7
Transportation                1.1                  0.7
Communications                  0                  5.7
Utilities                       0                  3.8
Cash                          2.8                    0


TOP TEN HOLDINGS (as of May 31, 2001)
                                                                      % of
     Stock                                  Sector                  Portfolio
     ---------------------------------------------------------------------------
     Microsoft Corporation                  Technology                 7.5%
     Philip Morris Companies, Inc.          Consumer Staples           6.6%
     AOL Time Warner, Inc.                  Consumer Staples           6.5%
     Loews                                  Financial                  4.9%
     Oxford Health Plans                    Health Care                4.7%
     Wellpoint Health Networks              Health Care                4.4%
     Ace Limited                            Financial                  4.1%
     XL Capital Limited                     Financial                  3.8%
     Washington Mutual, Inc.                Financial                  3.4%
     Anadarko Petroleum Corp.               Energy                     3.4%
                                                                      -----
                                                          Total:      49.3%

COMPARATIVE PERFORMANCE

                                               TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                              ---------------        -----------------------------------
                                              SINCE  INCEPTION*       YEAR ENDED         SINCE INCEPTION*
                                              TO MAY 31, 2001         JUNE 30,2001       TO JUNE 30, 2001
                                              ---------------        ------------------------------------

Atalanta/Sosnoff Focus Fund                         12.7%               ( 3.5%)                11.0%
Lipper Large-Cap Core Index                        ( 3.4%)             ( 18.4%)               ( 4.7%)
S&P 500 Index                                      ( 3.4%)             ( 14.8%)               ( 4.4%)

  *Inception July 1, 1999

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (as of May 31, 2001)

                               [GRAPHIC OMITTED]

                       ATALANTA/SOSNOFF
                          VALUE FUND         S&P 500 INDEX
                       ----------------      -------------

Energy                       28.3                  7.1
Technology                   14.9                 18.5
Financial                    14.9                 17.5
Consumer Cyclicals           11.7                  8.9
Consumer Staples              9.7                 12.6
Basic Materials               7.5                  2.7
Capital Goods                 5.3                  9.2
Utilities                     4.2                  3.8
Health Care                   3.4                 13.3
Communications                  0                  5.7
Transportation                  0                  0.7
Cash                          0.2                    0



TOP TEN HOLDINGS (as of May 31, 2001)
                                                                      % of
     Stock                                  Sector                  Portfolio
     ---------------------------------------------------------------------------
     Advanta Corp. - Class B                Financial                 10.0%
     Calpine Corporation                    Energy                     5.7%
     Agere Systems, Inc. - Class A          Technology                 4.5%
     Petroquest Energy, Inc.                Energy                     4.2%
     Louis Dreyfus Natural Gas              Energy                     3.9%
     Newfield Exploration Co.               Energy                     3.5%
     Wellpoint Health Networks              Health Care                3.4%
     Service Corporation International      Consumer Staples           3.0%
     Alcan, Inc.                            Basic Materials            2.9%
     Federated Department Stores, Inc.      Consumer Cyclicals         2.9%
                                                                      -----
                                                          TOTAL:      44.0%

COMPARATIVE PERFORMANCE

                                               TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                              -----------------       -----------------------------------
                                              SINCE  INCEPTION*       YEAR  ENDED        SINCE INCEPTION*
                                              TO MAY 31, 2001         JUNE 30, 2001      TO JUNE 30, 2001
                                              -----------------       -----------------------------------


Atalanta/Sosnoff Value Fund                         11.4%                  13.2%                10.0%
Lipper Large-Cap Value Index                         0.6%                 ( 0.9%)              ( 0.9%)
S&P 500 Index                                      ( 3.4%)                (14.8%)              ( 4.4%)

  *Inception July 1, 1999

ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO CHARACTERISTICS (UNAUDITED)
================================================================================
SECTOR CONCENTRATION VS. THE S&P 500 INDEX (as of May 31, 2001)

                               [GRAPHIC OMITTED]

                      ATALANTA/SOSNOFF
                        BALANCED FUND        S&P 500 INDEX
                      ----------------       -------------

Financial                    29.3                 17.5
Consumer Staples             27.4                 12.6
Technology                   19.3                 18.5
Energy                        6.6                  7.1
Health Care                   5.5                 13.3
Consumer Cyclicals            4.9                  8.9
Basic Materials               2.8                  2.7
Capital Goods                 2.7                  9.2
Transportation                1.4                  0.7
Communications                  0                  5.7
Utilities                       0                  3.8


TOP TEN EQUITY HOLDINGS (as of May 31, 2001)
                                                                      % of
     Stock                                  Sector                  Portfolio
     ---------------------------------------------------------------------------
     AOL Time Warner, Inc.                  Consumer Staples          8.2%
     Microsoft Corporation                  Technology                7.1%
     Philip Morris Companies, Inc.          Consumer Staples          7.0%
     Loews                                  Financial                 6.0%
     Oxford Health Plans                    Health Care               5.5%
     XL Capital Limited                     Financial                 4.7%
     Viacom, Inc. - Class B                 Consumer Staples          4.4%
     EMC Corporation                        Technology                4.3%
     Ace Limited                            Financial                 4.2%
     Nokia Oyj-ADR                          Technology                3.8%
                                                                     -----
                                                          TOTAL:     55.2%

COMPARATIVE PERFORMANCE

                                               TOTAL RETURNS              AVERAGE ANNUAL TOTAL RETURNS
                                              ----------------       ------------------------------------
                                              SINCE  INCEPTION*       YEAR  ENDED        SINCE INCEPTION*
                                              TO MAY 31, 2001         JUNE 30, 2001      TO JUNE 30, 2001
                                              ----------------       ------------------------------------

Atalanta/Sosnoff Balanced Fund                      8.2%                ( 2.4%)                6.6%
Lehman Brothers Intermediate
  Government/Credit Bond Index                      7.7%                 11.0%                 7.6%
S&P 500 Index                                     ( 3.4%)              ( 14.8%)              ( 4.4%)
65/35 Composite Blend                             ( 2.3%)               ( 6.1%)              ( 0.1%)

  *Inception July 1, 1999


STATEMENTS OF ASSETS AND LIABILITIES MAY 31, 2001
===========================================================================================================================
                                                    Atalanta/Sosnoff   Atalanta/Sosnoff  Atalanta/Sosnoff  Atalanta/Sosnoff
                                                           Fund          Focus Fund       Value Fund        Balanced Fund
===========================================================================================================================

ASSETS
Investment securities:
        At amortized cost ....................        $ 17,366,924       $  2,513,438      $  2,899,414      $  2,186,765
                                                      ============       ============      ============      ============

        At market value (Note 1) .............        $ 19,977,909       $  2,866,602      $  3,045,457      $  2,428,784
Interest receivable ..........................               4,663                149               383            11,744
Dividends receivable .........................              13,115              2,090             3,214             1,231
Receivable for securities sold ...............             254,010            105,448            58,532            44,585
Receivable for capital shares sold ...........              10,167               --                --                --
Organization costs, net (Note 1) .............              23,056               --                --                --
Other assets .................................              10,709              4,855             4,674             4,759
                                                      ------------       ------------      ------------      ------------

                TOTAL ASSETS .................          20,293,629          2,979,144         3,112,260         2,491,103
                                                      ------------       ------------      ------------      ------------

LIABILITIES
Payable for securities purchased .............             183,406             28,853            68,648            39,740
Payable to affiliates (Note 3) ...............              32,600              5,432             5,129             4,802
Other accrued expenses and liabilities .......              11,227              1,827             2,321             1,730
                                                      ------------       ------------      ------------      ------------

                TOTAL LIABILITIES ............             227,233             36,112            76,098            46,272
                                                      ------------       ------------      ------------      ------------


NET ASSETS ...................................        $ 20,066,396       $  2,943,032      $  3,036,162      $  2,444,831
                                                      ============       ============      ============      ============


Net assets consist of:
Paid-in capital ..............................        $ 18,794,846       $  2,794,561      $  2,834,364      $  2,369,566
Undistributed net investment income ..........                  --                 --                --               2,677
Accumulated net realized gains (losses) from
        security transactions ................          (1,339,435)          (204,693)           55,755          (169,431)
Net unrealized appreciation on investments ...           2,610,985            353,164           146,043           242,019
                                                      ------------       ------------      ------------      ------------

Net assets ...................................        $ 20,066,396       $  2,943,032      $  3,036,162      $  2,444,831
                                                      ============       ============      ============      ============


Shares of beneficial interest
  outstanding (unlimited number of shares
  authorized, no par value) ..................           1,620,159            267,682           269,031           234,588
                                                      ============       ============      ============      ============


Net asset value, offering price and redemption
        price per share (Note 1) .............        $      12.39       $      10.99      $      11.29      $      10.42
                                                      ============       ============      ============      ============

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2001
==============================================================================================================================
                                                    Atalanta/Sosnoff      Atalanta/Sosnoff  Atalanta/Sosnoff  Atalanta/Sosnoff
                                                           Fund             Focus Fund       Value Fund        Balanced Fund
==============================================================================================================================


INVESTMENT INCOME
        Interest .............................        $     70,577       $      8,552      $     15,996      $     45,960
        Dividends ............................             159,999             22,139            32,895            14,886
                                                           -------             ------            ------            ------

TOTAL INVESTMENT INCOME ......................             230,576             30,691            48,891            60,846
                                                           -------             ------            ------            ------


EXPENSES
        Investment advisory fees (Note 3) ....             151,477             22,023            19,871            18,631
        Accounting services fees (Note 3) ....              24,000             24,000            24,000            24,000
        Transfer agent fees (Note 3) .........              18,000             18,000            18,000            18,000
        Service plan expense (Note 3) ........              50,492              7,341             6,624             6,211
        Administration fees (Note 3) .........              30,411             12,000            12,000            12,000
        Professional fees ....................              22,446              8,054             7,653             7,833
        Trustees' fees and expenses ..........               7,482              7,482             7,482             7,482
        Custodian fees .......................              13,173              4,269             7,128             5,035
        Registration fees ....................               5,927              4,113             4,016             4,157
        Printing of shareholder reports ......               3,781              2,967             2,945             2,949
        Organization expense (Note 1) ........              11,528               --                --                --
        Insurance expense ....................               6,368                876               695               780
        Postage and supplies .................               4,317                950               922               886
        Other expenses .......................               1,620              1,397             1,874             1,134
                                                           -------             ------            ------            ------

                TOTAL EXPENSES ...............             351,022            113,472           113,210           109,098
Fees waived and/or expenses reimbursed by the
                Adviser (Note 3) .............             (48,064)           (69,427)          (73,469)          (71,832)
                                                           -------             ------            ------            ------

                NET EXPENSES .................             302,958             44,045            39,741            37,266
                                                           -------             ------            ------            ------


NET INVESTMENT INCOME (LOSS) .................             (72,382)           (13,354)            9,150            23,580
                                                           -------             ------            ------            ------


REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
        Net realized gains (losses)from
          security transactions ..............          (1,303,802)          (199,250)          420,805          (166,068)
        Net change in unrealized
          appreciation/depreciation
                on investments ...............           1,262,429            286,751          (131,962)          209,340
                                                         ---------            -------          --------           -------


NET REALIZED AND UNREALIZED
        GAINS (LOSSES) ON INVESTMENTS ........             (41,373)            87,501           288,843            43,272
                                                           -------             ------           -------            ------


NET INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS ......................        $ ( 113,755)       $     74,147      $    297,993      $     66,852
                                                      ============        ============      ============      ============


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
========================================================================================================================
                                                                      Atalanta/                       Atalanta/
                                                                       Sosnoff                         Sosnoff
                                                                        Fund                          Focus Fund
                                                          --------------------------------------------------------------
                                                                 Year            Year             Year          Year
                                                                Ended           Ended            Ended         Ended
                                                                May 31,         May 31,          May 31,       May 31,
                                                                 2001            2000             2001         2000(a)
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:

FROM OPERATIONS:
  Net investment loss ..................................  $     (72,382)   $   (143,847)    $   (13,354)   $    (17,309)
  Net realized gains (losses) from security transactions     (1,303,802)      4,043,536        (199,250)        395,788
  Net change in unrealized appreciation/depreciation
   on investments ......................................      1,262,429        (976,693)        286,751          66,413
                                                          -------------    ------------     -----------    ------------
Net increase (decrease) in net assets from operations ..       (113,755)      2,922,996          74,147         444,892
                                                          -------------    ------------     -----------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains ..............................     (3,534,766)             --        (383,922)             --
                                                          -------------    ------------     -----------    ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ............................      3,085,449       2,762,820         309,167       2,178,145
  Net asset value of shares issued in reinvestment of
   distributions to shareholders .......................      3,533,517              --         383,922              --
  Payments for shares redeemed .........................     (1,389,455)       (680,380)        (38,319)        (25,000)
                                                          -------------    ------------     -----------    ------------
Net increase in net assets from capital share
 transactions ..........................................      5,229,511       2,082,440         654,770       2,153,145
                                                          -------------    ------------     -----------    ------------

TOTAL INCREASE IN NET ASSETS ...........................      1,580,990       5,005,436         344,995       2,598,037

NET ASSETS:
  Beginning of period (Note 1) .........................     18,485,406      13,479,970       2,598,037              --
                                                          -------------    ------------     -----------    ------------
  End of period ........................................  $  20,066,396    $ 18,485,406    $  2,943,032    $  2,598,037
                                                          =============    ============    ============    ============



CAPITAL SHARE ACTIVITY:
  Shares sold ..........................................        207,357         197,725          23,128         215,686
  Shares reinvested ....................................        277,356              --          33,856              --
  Shares redeemed ......................................       (102,326)        (52,407)         (2,999)        ( 1,989)
                                                          -------------    ------------     -----------    ------------
  Net increase in shares outstanding ...................        382,387         145,318          53,985         213,697
  Shares outstanding, beginning of period (Note 1) .....      1,237,772       1,092,454         213,697            --
                                                          -------------    ------------     -----------    ------------
  Shares outstanding, end of period ....................      1,620,159       1,237,772         267,682         213,697
                                                          =============    ============     ===========    ============

(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through May 31, 2000.

See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================
                                                                       Atalanta/                   Atalanta/
                                                                        Sosnoff                    Sosnoff
                                                                      Value Fund                 Balanced Fund
                                               -------------------------------------------------------------------
                                                                 Year            Year          Year          Year
                                                                Ended           Ended         Ended         Ended
                                                                May 31,         May 31,       May 31,       May 31,
                                                                 2001           2000(a)        2001         2000(a)

-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss) .........................   $     9,150    $    (6,841)   $    23,580    $     6,952
  Net realized gains (losses) from security transactions       420,805       (135,920)      (166,068)       228,075
  Net change in unrealized appreciation/depreciation
   on investments ......................................      (131,962)       278,005        209,340         32,679
                                                          ------------    -----------    -----------    -----------

Net increase in net assets from operations .............       297,993        135,244         66,852        267,706
                                                          ------------    -----------    -----------    -----------


DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...........................        (9,150)            --        (22,428)        (5,427)
  From net realized gains ..............................      (229,130)            --       (231,438)            --
                                                          ------------    -----------    -----------    -----------

Decrease in net assets from distributions
  to shareholders ......................................      (238,280)            --       (253,866)        (5,427)
                                                          ------------    -----------    -----------    -----------


FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold ............................       606,356      2,020,000         35,597      2,104,716
  Net asset value of shares issued in reinvestment of
   distributions to shareholders .......................       238,280             --        253,866          5,427
  Payments for shares redeemed .........................        (5,000)       (18,431)       (20,040)       (10,000)
                                                          ------------    -----------    -----------    -----------

Net increase in net assets from capital
   share transactions ..................................       839,636      2,001,569        269,423      2,100,143
                                                          ------------    -----------    -----------    -----------


TOTAL INCREASE IN NET ASSETS ...........................       899,349      2,136,813         82,409      2,362,422

NET ASSETS:
  Beginning of period (Note 1) .........................     2,136,813             --      2,362,422             --
                                                          ------------    -----------    -----------    -----------

  End of period ........................................   $ 3,036,162    $ 2,136,813    $ 2,444,831    $ 2,362,422
                                                          ============    ===========    ===========    ===========



CAPITAL SHARE ACTIVITY:
  Shares sold ..........................................        49,384        201,961          3,185        209,934
  Shares reinvested ....................................        20,093             --         23,753            509
  Shares redeemed ......................................          (446)        (1,961)        (1,978)          (815)
                                                          ------------    -----------    -----------    -----------

  Net increase in shares outstanding ...................        69,031        200,000         24,960        209,628
  Shares outstanding, beginning of period (Note 1) .....       200,000             --        209,628             --
                                                          ------------    -----------    -----------    -----------

  Shares outstanding, end of period ....................       269,031        200,000        234,588        209,628
                                                          ============    ===========    ===========    ===========


(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through May 31, 2000.

See accompanying notes to financial statements.


ATALANTA/SOSNOFF FUND
FINANCIAL HIGHLIGHTS
================================================================================================
                                                              YEAR           YEAR        PERIOD
                                                              ENDED         ENDED         ENDED
                                                              MAY 31,       MAY 31,      MAY 31,
                                                               2001          2000        1999(a)
-------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ...........     $     14.93    $     12.34    $     10.00
                                                       -----------    -----------    -----------


Income from investment operations:
  Net investment loss ............................           (0.04)         (0.12)         (0.05)
  Net realized and unrealized gains on investments            0.17           2.71           2.39
                                                       -----------    -----------    -----------

Total from investment operations .................            0.13           2.59           2.34
                                                       -----------    -----------    -----------


Less distributions:
  From net realized gains ........................           (2.67)           --             --
                                                       -----------    -----------    -----------


Net asset value at end of period .................     $     12.39    $     14.93    $     12.34
                                                       ===========    ===========    ===========

Total return .....................................            0.37%        20.99%         23.40%(b)
                                                       ===========    ===========    ===========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..............     $    20,066    $   18,485     $    13,480
                                                       ===========    ===========    ===========


Ratio of net expenses to average net assets(c) ...            1.50%         1.50%          1.50%(d)

Ratio of net investment loss to average net assets          (0.36%)        (0.88%)      ( 0.60%)(d)

Portfolio turnover rate ..........................            141%           143%           124%(d)


(a) Represents the period from the initial public  offering of shares,  June 17, 1998, through May 31, 1999.

(b) Not annualized.

(c) Absent fee waivers and expense  reimbursements by the Adviser,  the ratio of expenses to average net assets would have been 1.73%, 1.95% and 2.54%(d) for the periods ended May 31, 2001, 2000 and 1999, respectively
    (Note 3).

(d) Annualized.

See accompanying notes to financial statements.


ATALANTA/SOSNOFF FOCUS FUND
FINANCIAL HIGHLIGHTS
============================================================================================
                                                                      YEAR          PERIOD
                                                                      ENDED         ENDED
                                                                      MAY 31,      MAY 31,
                                                                      2001         2000(a)
--------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period .....................     $    12.16      $    10.00
                                                                 ----------      ----------
Income from investment operations:
  Net investment loss ......................................          (0.05)          (0.08)
  Net realized and unrealized gains on investments .........           0.52            2.24
                                                                 ----------      ----------

Total from investment operations ...........................           0.47            2.16
                                                                 ----------      ----------

Less distributions:
  From net realized gains ..................................          (1.64)             --
                                                                 ----------      ----------

Net asset value at end of period ...........................     $    10.99      $    12.16
                                                                 ==========      ==========


Total return ...............................................           3.48%         21.60%(b)
                                                                 ==========      ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ........................    $     2,943      $    2,598
                                                                 ==========      ==========


Ratio of net expenses to average net assets(c) .............           1.50%          1.50%(d)

Ratio of net investment loss to average net assets .........          (0.45%)      ( 0.78%)(d)

Portfolio turnover rate ....................................            173%           188%(d)

(a) Represents the period from the initial public offering of shares, July 1, 1999, through May 31, 2000.

(b) Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 3.86% and 4.08%(d) for the periods ended May 31, 2001 and 2000, respectively (Note 3).

(d) Annualized.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF VALUE FUND
FINANCIAL HIGHLIGHTS
=============================================================================================
                                                                       YEAR        PERIOD
                                                                       ENDED       ENDED
                                                                      MAY 31,      MAY 31,
                                                                       2001        2000(a)
---------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ........................   $    10.68    $    10.00
                                                                  ----------    ----------


Income from investment operations:
 Net investment income (loss) .................................         0.04         (0.03)
 Net realized and unrealized gains on investments .............         1.62          0.71
                                                                  ----------    ----------

Total from investment operations ..............................         1.66          0.68
                                                                  ----------    ----------


Less distributions:
 From net investment income ...................................        (0.04)           --
 From net realized gains ......................................        (1.01)           --
                                                                  ----------    ----------

Total distributions ...........................................        (1.05)           --
                                                                  ----------    ----------


Net asset value at end of period ..............................   $    11.29    $    10.68
                                                                  ==========    ==========


Total return ..................................................        15.14%        6.80%(b)
                                                                  ==========    ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ...........................   $    3,036    $    2,137
                                                                  ==========    ==========


Ratio of net expenses to average net assets(c) ................         1.50%        1.50%(d)

Ratio of net investment income (loss) to average net assets ...         0.34%     ( 0.38%)(d)

Portfolio turnover rate .......................................          983%         416%(d)

(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through May 31, 2000.

(b) Not annualized.

(c) Absent fee waivers and expense  reimbursements by the Adviser,  the ratio of expenses  to average  net assets  would  have been
    4.26% and  4.87%(d)  for the periods ended May 31, 2001 and 2000, respectively (Note 3).

(d) Annualized.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF BALANCED FUND
FINANCIAL HIGHLIGHTS
==========================================================================================
                                                                 Year             Period
                                                                 Ended            Ended
                                                                 May 31,          May 31,
                                                                  2001            2000(a)
------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING
  THROUGHOUT EACH PERIOD:

Net asset value at beginning of period ................    $    11.27         $    10.00
                                                           ----------         ----------


Income from investment operations:
 Net investment income ................................          0.10               0.03
 Net realized and unrealized gains on investments .....          0.25               1.27
                                                           ----------         ----------

Total from investment operations ......................          0.35               1.30
                                                           ----------         ----------


Less distributions:
 From net investment income ...........................         (0.10)             (0.03)
 From net realized gains ..............................         (1.10)                --
                                                           ----------         ----------

Total distributions ...................................         (1.20)             (0.03)
                                                           ----------         ----------


Net asset value at end of period ......................    $    10.42         $    11.27
                                                           ==========         ==========


Total return ..........................................         2.92%             12.98%(b)
                                                           ==========         ==========


RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's) ..................     $    2,445         $    2,362
                                                           ==========         ==========


Ratio of net expenses to average net assets(c) ........          1.50%             1.50%(d)

Ratio of net investment income to average net assets ..          0.95%             0.33%(d)

Portfolio turnover rate ...............................           171%              200%(d)

(a) Represents the period from the initial  public  offering of shares,  July 1, 1999, through May 31, 2000.

(b) Not annualized.

(c) Absent fee waivers and expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 4.38%
    and 4.23%(d) for the periods ended May 31, 2001 and 2000, respectively (Note 3).

(d) Annualized.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                          Market
COMMON STOCKS -- 96.9%                                     Shares       Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 1.5%
Alcoa, Inc. .........................................        7,100   $  306,365
                                                                     ----------


CAPITAL GOODS -- 1.9%
Boeing Company ......................................        6,100      383,629
                                                                     ----------


CONSUMER CYCLICALS -- 4.3%
Lowe's ..............................................        7,600      528,428
Tiffany & Co. .......................................        9,900      342,342
                                                                     ----------
                                                                         870,770
                                                                     ----------
CONSUMER STAPLES -- 19.7%
Anheuser-Busch ......................................        7,000      308,000
AOL Time Warner, Inc.* ..............................       18,200      950,586
AT&T Corporation - Liberty Media Group - Class A* ...       12,000      202,200
Clear Channel Communications, Inc.* .................        7,200      438,984
News Corporation Limited - ADR ......................       11,600      360,296
Philip Morris Companies, Inc. .......................       20,400    1,048,764
Viacom - Class B* ...................................       11,127      641,360
                                                                     ----------
                                                                       3,950,190
                                                                     ----------
ENERGY -- 7.9%
Anadarko Petroleum Corp. ............................        8,600      538,446
Nabors Industries* ..................................        4,000      203,400
Rowan* ..............................................       15,000      448,950
Santa Fe International ..............................       10,500      387,240
                                                                     ----------
                                                                       1,578,036
                                                                     ----------
FINANCIAL -- 31.5%
Ace Limited* ........................................       20,700      802,125
Allstate Corp. ......................................        9,200      414,184
Citigroup ...........................................        7,980      408,975
Fannie Mae ..........................................        8,100      667,764
Freddie Mac .........................................        9,900      655,380
Loews ...............................................       15,400    1,062,446
Merrill Lynch & Co., Inc. ...........................        7,300      474,281
Morgan Stanley Dean Witter & Co. ....................        3,300      214,533
Progressive Corp. ...................................        1,900      248,976
Washington Mutual, Inc. .............................       16,800      598,416
XL Capital Limited ..................................        9,700      771,150
                                                                     ----------
                                                                       6,318,230
                                                                     ----------
HEALTH CARE -- 11.2%
American Home Products ..............................        4,400      278,520
Johnson & Johnson ...................................        4,900      475,055
Oxford Health Plans* ................................       23,400      642,096
Wellpoint Health Networks* ..........................        9,800      850,640
                                                                     ----------
                                                                       2,246,311
                                                                     ----------


ATALANTA/SOSNOFF FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==========================================================================================================
                                                                                                  Market
COMMON STOCKS -- 96.9% (Continued)                                            Shares/Par          Value
----------------------------------------------------------------------------------------------------------
TECHNOLOGY -- 17.8%
Cadence Design Systems* ................................................        15,000         $   317,250
Dell Computer Corp.* ...................................................        11,000             267,960
EMC Corporation* .......................................................        16,000             505,600
First Data .............................................................         5,200             341,172
Microsoft Corporation* .................................................        19,800           1,369,764
Nokia Oyj - ADR ........................................................        19,200             561,408
Siebel Systems, Inc.* ..................................................         4,400             199,584
                                                                                               -----------
                                                                                                 3,562,738
                                                                                               -----------
TRANSPORTATION -- 1.1%
Expeditors International of Washington, Inc. ...........................         3,400             218,926
                                                                                               -----------

TOTAL COMMON STOCKS-- (Cost $16,760,460) ...............................                       $19,435,195
                                                                                               -----------

CONVERTIBLE CORPORATE BONDS -- 0.7%
Sirus Satellite Radio Sub. Conv.,8.75%,due 09/29/09(Cost $200,000)......   $   200,000         $   136,250
                                                                                               -----------

CASH EQUIVALENTS -- 2.0%
Firstar Stellar Money Market Fund (Cost $406,464) ......................       406,464         $   406,464
                                                                                               -----------

TOTAL INVESTMENT SECURITIES-- 99.6% (Cost $17,366,924) .................                       $19,977,909

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.4% ...........................                            88,487
                                                                                               -----------

NET ASSETS -- 100.0% ...................................................                       $20,066,396
                                                                                               ===========

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                       Market
COMMON STOCKS -- 97.2%                                 Shares          Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.1%
Alcoa, Inc. .......................................     1,400     $    60,410
                                                                  -----------

CAPITAL GOODS -- 2.1%
Boeing Company ....................................     1,000          62,890
                                                                  -----------

CONSUMER CYCLICALS -- 3.8%
Lowe's ............................................     1,100          76,483
Tiffany & Co. .....................................     1,000          34,580
                                                                  -----------
                                                                      111,063
                                                                  -----------
CONSUMER STAPLES -- 22.3%
Anheuser-Busch ....................................     1,200          52,800
AOL Time Warner, Inc.* ............................     3,700         193,251
Clear Channel Communications, Inc.* ...............     1,100          67,067
News Corporation Limited - ADR ....................     1,800          55,908
Philip Morris Companies, Inc. .....................     3,800         195,358
Viacom - Class B* .................................     1,600          92,224
                                                                  -----------
                                                                      656,608
                                                                  -----------
ENERGY -- 9.0%
Anadarko Petroleum Corp. ..........................     1,600         100,176
Diamond Offshore Drilling .........................     1,400          55,454
Nabors Industries* ................................       900          45,765
Santa Fe International ............................     1,700          62,696
                                                                  -----------
                                                                      264,091
                                                                  -----------
FINANCIAL -- 29.3%
Ace Limited* ......................................     3,100         120,125
Allstate Corp. ....................................     1,300          58,526
Fannie Mae ........................................     1,100          90,684
Freddie Mac .......................................     1,500          99,300
Loews .............................................     2,100         144,879
Merrill Lynch & Co., Inc. .........................     1,000          64,970
Morgan Stanley Dean Witter & Co. ..................       500          32,505
Progressive Corp. .................................       300          39,312
Washington Mutual, Inc. ...........................     2,850         101,517
XL Capital Limited ................................     1,400         111,300
                                                                  -----------
                                                                      863,118
                                                                  -----------
HEALTH CARE -- 11.1%
Johnson & Johnson .................................       600          58,170
Oxford Health Plans* ..............................     5,000         137,200
Wellpoint Health Networks* ........................     1,500         130,200
                                                                  -----------
                                                                      325,570
                                                                  -----------
18

ATALANTA/SOSNOFF FOCUS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                                         Market
COMMON STOCKS -- 97.2% (Continued)                        Shares         Value
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.5%
Dell Computer Corp.* ..................................    2,300    $     56,028
EMC Corporation* ......................................    3,000          94,800
Microsoft Corporation* ................................    3,200         221,376
Nokia Oyj - ADR .......................................    2,800          81,872
Siebel Systems, Inc.* .................................      700          31,752
                                                                    ------------
                                                                         485,828
                                                                    ------------
TRANSPORTATION -- 1.0%
Expeditors International of Washington, Inc. ..........      500          32,195
                                                                    ------------

TOTAL COMMON STOCKS -- (Cost $2,508,609) ..............             $  2,861,773
                                                                    ------------

CASH EQUIVALENTS -- 0.2%
Firstar Stellar Money Market Fund (Cost $4,829) .......    4,829    $      4,829
                                                                    ------------

TOTAL INVESTMENT SECURITIES -- 97.4%(Cost $2,513,438)..             $  2,866,602

OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.6% ..........                   76,430
                                                                    ------------

NET ASSETS -- 100.0% ..................................             $  2,943,032
                                                                    ============

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.
                                                                              19


ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
=======================================================================================
                                                                                Market
COMMON STOCKS -- 99.8%                                             Shares        Value
---------------------------------------------------------------------------------------

BASIC MATERIALS -- 7.5%
Air Products & Chemicals, Inc. ...........................           700    $    32,739
Alcan, Inc. ..............................................         2,000         89,600
Eastman Chemical Company .................................           600         30,324
NS Group, Inc.* ..........................................         4,800         74,304
                                                                            -----------
                                                                                226,967
                                                                            -----------
CAPITAL GOODS -- 5.3%
Alliant Techsystems, Inc.* ...............................           300         28,608
Boeing Company ...........................................           700         44,023
ITT Industries, Inc. .....................................           700         32,662
Republic Services, Inc.* .................................         3,000         55,140
                                                                            -----------
                                                                                160,433
                                                                            -----------
CONSUMER CYCLICALS -- 11.7%
Barnes & Noble, Inc.* ....................................         1,000         32,150
Family Dollar Stores .....................................         1,500         41,700
Federated Department Stores, Inc.* .......................         2,000         89,600
Stanley Works ............................................         1,000         38,000
Stewart Enterprises, Inc. - Class A ......................         9,600         73,152
Target Corporation .......................................           900         34,020
Tupperware Corp. .........................................         2,000         45,720
                                                                            -----------
                                                                                354,342
                                                                            -----------
CONSUMER STAPLES -- 9.7%
Anheuser-Busch ...........................................         1,400         61,600
Brinker International, Inc.* .............................         2,000         49,100
CEC Entertainment, Inc.* .................................           400         17,320
Cendant Corp.* ...........................................         2,000         38,360
Clear Channel Communications, Inc.* ......................           600         36,582
Service Corporation International ........................        13,000         91,780
                                                                            -----------
                                                                                294,742
                                                                            -----------
ENERGY -- 32.4%
Arch Coal, Inc. ..........................................         1,000         30,850
Calpine Corporation* .....................................         3,500        172,550
Comstock Resources, Inc.* ................................         3,000         34,980
Devon Energy Corporation .................................           500         29,105
Global Marine * ..........................................         2,600         66,690
Lone Star Technologies, Inc.* ............................           600         26,790
Louis Dreyfus Natural Gas* ...............................         3,000        119,340
Marine Drilling* .........................................         2,000         52,000
Nabors Industries* .......................................         1,000         50,850
Newfield Exploration Co.* ................................         3,000        105,540

20

ATALANTA/SOSNOFF VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
- ---------------------------------------------------------------------------------------
                                                                                 Market
COMMON STOCKS -- 99.8% (Continued)                                Shares         Value
- ---------------------------------------------------------------------------------------
ENERGY -- 32.4% (Continued)
Noble Affiliates, Inc. ...................................         1,400    $    58,114
Petroquest Energy, Inc.* .................................        15,000        126,600
Rowan* ...................................................         1,000         29,930
Tom Brown, Inc.* .........................................         1,000         28,210
Triton Energy Ltd.* ......................................         2,000         53,360
                                                                            -----------
                                                                                984,909
                                                                            -----------
FINANCIAL -- 14.9%
Ace Limited* .............................................         1,000         38,750
Advanta Corp. - Class B ..................................        25,000        303,750
Allstate Corp. ...........................................         1,700         76,534
UnumProvident Corporation ................................         1,000         32,410
                                                                            -----------
                                                                                451,444
                                                                            -----------
HEALTH CARE -- 3.4%
Wellpoint Health Networks* ...............................         1,200        104,160
                                                                            -----------

TECHNOLOGY -- 14.9%
Advanced Micro Devices* ..................................         2,000         56,500
Affliated Computer Svcs. - Class A* ......................           500         36,125
Agere Systems, Inc. - Class A* ...........................        19,400        135,800
Analog Devices, Inc. .....................................         1,100         49,005
National Semiconductor Corporation* ......................         2,100         55,692
Nortel Networks ..........................................         3,800         50,654
Taiwan Semiconductor - ADR* ..............................         3,500         69,510
                                                                            -----------
                                                                                453,286
                                                                            -----------

TOTAL COMMON STOCKS -- (Cost $2,884,240) .................                  $ 3,030,283
                                                                            -----------

CASH EQUIVALENTS -- 0.5%
Firstar Stellar Money Market Fund (Cost $15,174) .........        15,174    $    15,174
                                                                            -----------

TOTAL INVESTMENT SECURITIES -- 100.3% (Cost $2,899,414) ..                  $ 3,045,457

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ..........                       (9,295)
                                                                            -----------

NET ASSETS -- 100.0% .....................................                  $ 3,036,162
                                                                            ===========

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2001
================================================================================
                                                                         Market
COMMON STOCKS -- 75.7%                                      Shares       Value
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.1%
Alcoa, Inc. .............................................    1,200     $ 51,780
                                                                       --------

CAPITAL GOODS -- 2.1%
Boeing Company ..........................................      800       50,312
                                                                       --------

CONSUMER CYCLICALS -- 3.7%
Lowe's ..................................................      900       62,577
Tiffany & Co. ...........................................      800       27,664
                                                                       --------
                                                                         90,241
                                                                       --------
CONSUMER STAPLES -- 20.7%
Anheuser-Busch ..........................................    1,000       44,000
AOL Time Warner, Inc.* ..................................    2,900      151,467
Clear Channel Communications, Inc.* .....................      900       54,873
News Corporation Limited - ADR ..........................    1,500       46,590
Philip Morris Companies, Inc. ...........................    2,500      128,525
Viacom - Class B* .......................................    1,400       80,696
                                                                       --------
                                                                        506,151
                                                                       --------
ENERGY -- 5.0%
Anadarko Petroleum Corp. ................................    1,000       62,610
Rowan* ..................................................    2,000       59,860
                                                                       --------
                                                                        122,470
                                                                       --------
FINANCIAL -- 22.2%
Ace Limited* ............................................    2,000       77,500
Allstate Corp. ..........................................    1,100       49,522
Fannie Mae ..............................................      800       65,952
Freddie Mac .............................................    1,000       66,200
Loews ...................................................    1,600      110,384
Merrill Lynch & Co., Inc. ...............................      900       58,473
Progressive Corp. .......................................      200       26,208
XL Capital Limited ......................................    1,100       87,450
                                                                       --------
                                                                        541,689
                                                                       --------
HEALTH CARE -- 4.2%
Oxford Health Plans* ....................................    3,700      101,528
                                                                       --------

TECHNOLOGY -- 14.6%
Dell Computer Corp.* ....................................    2,000       48,720
EMC Corporation* ........................................    2,500       79,000
Microsoft Corporation* ..................................    1,900      131,442
Nokia Oyj - ADR .........................................    2,400       70,176
Siebel Systems, Inc.* ...................................      600       27,216
                                                                       --------
                                                                        356,554
                                                                       --------
22

ATALANTA/SOSNOFF BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
====================================================================================================
                                                                                           Market
COMMON STOCKS -- 75.7% (Continued)                                        Shares/Par       Value
----------------------------------------------------------------------------------------------------

TRANSPORTATION -- 1.1%
Expeditors International of Washington, Inc. .........................          400      $   25,756
                                                                                         ----------

TOTAL COMMON STOCKS -- (Cost $1,587,587) .............................                   $ 1,846,481
                                                                                         ----------

MORTGAGE-BACKED SECURITIES -- 1.3%
GNMA Pool #781184, 8.00%, due 12/15/24 (Amortized Cost $31,914) ...... $     31,515      $   32,703
                                                                                         ----------

U.S. GOVERNMENT AGENCY SECURITIES -- 22.1%
FNMA, 6.25%, due 2/01/11 (Amortized Cost $562,664) ................... $    550,000      $  545,000
                                                                                         ----------

CASH EQUIVALENTS -- 0.2%
Firstar Stellar Money Market Fund (Cost $4,600) ......................        4,600      $    4,600
                                                                                         ----------

TOTAL INVESTMENT SECURITIES -- 99.3% (Cost $2,186,765) ...............                   $2,428,784

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7% ........................                       16,047
                                                                                         ----------

NET ASSETS-- 100.0% ..................................................                   $2,444,831
                                                                                         ==========

* Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2001
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Atalanta/Sosnoff Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on January 29, 1998. The Atalanta/Sosnoff Fund was capitalized on May 6, 1998 when Atalanta/Sosnoff Capital Corporation (Delaware) (the Adviser) purchased the initial 10,000 shares of the Fund at $10 per share. The public offering of shares of the Atalanta/Sosnoff Fund commenced on June 17, 1998. The public offering of shares of the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund commenced on July 1, 1999, when the Adviser purchased the initial 200,000 shares of each Fund at $10 per share. The Funds had no operations prior to the public offering of their respective shares except for the initial issuance of shares.

The Atalanta/Sosnoff Fund seeks long-term capital appreciation, through equity investments in companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The Atalanta/Sosnoff Focus Fund is a non-diversified fund that seeks long-term capital appreciation by concentrating its investments in a core position of 20-25 common stocks of companies which the Adviser believes are entering into a period of accelerating earnings momentum.

The  Atalanta/Sosnoff   Value  Fund  seeks  long-term  capital  appreciation  by
investing primarily in equity securities which the Adviser believes are fundamentally undervalued.

The Atalanta/Sosnoff Balanced Fund seeks to preserve capital while producing long-term capital appreciation by investing in a blend of common stocks and fixed-income securities.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- For the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Value Fund, dividends arising from net investment income, if any, are declared and paid annually to shareholders of each Fund. For the Atalanta/Sosnoff Balanced Fund, dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

================================================================================
Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Atalanta/Sosnoff Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of the investment securities as of May 31, 2001:

- --------------------------------------------------------------------------------------------------------------------------
                                       Atalanta/Sosnoff      Atalanta/Sosnoff      Atalanta/Sosnoff    Atalanta/Sosnoff
                                             Fund               Focus Fund            Value Fund         Balanced Fund
- --------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation .....   $    3,213,353           $    411,816           $   215,609           $   288,793
Gross unrealized depreciation .....         (720,153)              (127,151)              (83,448)              (72,688)
                                      --------------           ------------           -----------           -----------
Net unrealized appreciation .......   $    2,493,200           $    284,665           $   132,161           $   216,105
                                      ==============           ============           ===========           ===========
Federal income tax cost ...........   $   17,484,709           $  2,581,937           $ 2,913,296           $ 2,212,679
                                      ==============           ============           ===========           ===========
- --------------------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost and the financial statement cost of portfolio investments is due to certain timing differences in the recognition of capital losses under income tax regulations and accounting principles generally accepted in the United States.

As of May 31, 2001, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund and the Atalanta/Sosnoff Balanced Fund each had capital loss carryforwards for federal income tax purposes of $1,221,650, $136,194 and $143,517, respectively, which expire May 31, 2009. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing any such gains to shareholders.

Reclassification of capital accounts - For the year ended May 31, 2001, the Atalanta/Sosnoff Fund and the Atalanta/Sosnoff Focus Fund reclassified net investment losses of $72,382 and $13,354, respectively, against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on the Funds' net assets or net asset value per share.

================================================================================
2.  INVESTMENT  TRANSACTIONS
Investment transactions, other than short-term investments, were as follows for the year ended May 31, 2001:

---------------------------------------------------------------------------------------------------------------------------------
                                                     Atalanta/Sosnoff   Atalanta/Sosnoff   Atalanta/Sosnoff   Atalanta/Sosnoff
                                                          Fund            Focus Fund          Value Fund         Balanced Fund
---------------------------------------------------------------------------------------------------------------------------------

Purchases of investment securities ................... $28,536,198       $ 4,949,281       $23,428,934       $ 4,583,219
Proceeds from sales of investment securities ......... $26,977,696       $ 4,760,936       $22,714,843       $ 4,051,125
---------------------------------------------------------------------------------------------------------------------------------

3.  TRANSACTIONS WITH AFFILIATES
The President of the Trust is also Executive Vice President of the Adviser and the President and Chief Executive Officer of Atalanta/Sosnoff Management Corporation (the Distributor), the principal underwriter for each Fund and exclusive agent for the distribution of Fund shares. The Vice President of the Trust is also Vice President of the Adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust.

INVESTMENT  ADVISORY AGREEMENT
The Funds' investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Each Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of average daily net assets of each Fund.

The Adviser currently intends to voluntarily waive its investment advisory fees and reimburse the Funds for expenses incurred to the extent necessary to limit total operating expenses of each Fund to a maximum level of 1.50% of each Fund's average daily net assets. Accordingly, the Adviser waived investment advisory fees of $22,023 and reimbursed $40,063 of other operating expenses for the Atalanta/Sosnoff Focus Fund, waived its investment advisory fees of $19,871 and reimbursed $46,974 of other operating expenses for the Atalanta/Sosnoff Value Fund and waived its investment advisory fees of $18,631 and reimbursed $46,990 of other operating expenses for the Atalanta/Sosnoff Balanced Fund during the year ended May 31, 2001.

ADMINISTRATION  AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Funds. IFS supervises the preparation of tax returns, reports to shareholders of each Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of each Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee for each Fund.

ACCOUNTING SERVICES  AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from each Fund. In addition, each Fund reimburses IFS for
out-of-pocket   expenses  related  to  the  pricing  of  each  Fund's  portfolio securities.

TRANSFER AGENT  AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent

================================================================================
and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $20 per shareholder account from each Fund, subject to a $1,500 minimum monthly fee for each Fund. In addition, each Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

SERVICE PLAN
The Trust has adopted a Service Plan (the Plan) under which each Fund compensates the Distributor for services related to the distribution and promotion of Fund shares. Each Fund pays the Distributor a fee, computed and accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Fund. During the year ended May 31, 2001, the Atalanta/Sosnoff Fund, the Atalanta/Sosnoff Focus Fund, the Atalanta/Sosnoff Value Fund and the Atalanta/Sosnoff Balanced Fund incurred and the Distributor waived expenses of $48,064, $7,341, $6,624 and $6,211, respectively, under the Plan.

4. FEDERAL TAX INFORMATION FOR  SHAREHOLDERS  (UNAUDITED)
In January 2001, shareholders were provided with Form 1099-DIV which reported the amount and tax status of the following distributions declared and paid during the calendar year 2000:

----------------------------------------------------------------------------------------------
                                                                       PER SHARE
                                                   -------------------------------------------
                                    DATE           INCOME    SHORT TERM GAIN    LONG TERM GAIN
----------------------------------------------------------------------------------------------

Atalanta/Sosnoff Fund:             12/15/00      $     --      $ 1.2988           $ 1.3690
Atalanta/Sosnoff Focus Fund:       12/15/00            --        1.6444                 --
Atalanta/Sosnoff  Value  Fund:     12/15/00            --        1.0094                 --
                                   12/31/00        0.0443            --                 --
Atalanta/Sosnoff  Balanced Fund:    3/31/00        0.0052            --                 --
                                    6/30/00        0.0113            --                 --
                                    9/30/00        0.0201            --                 --
                                   12/15/00           --         1.0999                 --
                                   12/31/00        0.0439            --                 --
----------------------------------------------------------------------------------------------

5. ACCOUNTING  STANDARDS ISSUED BUT NOT YET ADOPTED
On November 21, 2000, the American Institute of Certified Public Accountants (the AICPA) issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not expect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================
     [LOGO]   ARTHUR ANDERSEN

To the  Shareholders  and Board of Trustees of the  Atalanta/Sosnoff  Investment
Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of the Atalanta/Sosnoff Investment Trust comprising the Atalanta/Sosnoff Fund, Atalanta/Sosnoff Focus Fund, Atalanta/Sosnoff Value Fund, and Atalanta/Sosnoff Balanced Fund as of May 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Atalanta/Sosnoff Investment Trust, as of May 31, 2001, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP

Cincinnati, Ohio,
June 22, 2001

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

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30

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                                                                              31

                        ATALANTA/SOSNOFF INVESTMENT TRUST

PART C.  OTHER INFORMATION
         -----------------

Item 23. Exhibits
         --------


          (a)  Agreement  and  Declaration  of  Trust--Incorporated   herein  by
               reference to Registrant's initial Registration Statement filed on February 20, 1998

          (b) Bylaws--Incorporated herein by reference to Registrant's initial Registration Statement filed on February 20, 1998


          (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws


          (d) Advisory Agreements with Atalanta/Sosnoff Capital Corporation (Delaware)--Filed herewith

          (e)  Underwriting    Agreement   with   Atalanta/Sosnoff    Management
               Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999


          (f)  Inapplicable


          (g) Custody Agreement with Firstar Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (h)  (i)  Administration   Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Filed herewith

               (ii) Fund  Accounting  Agreement  with  Ultimus  Fund  Solutions,
                    LLC--Filed  herewith

               (iii)Transfer  Agent  and  Shareholder  Services  Agreement  with
                    Ultimus Fund Solutions, LLC--Filed herewith

          (i)  Opinion   and   Consent  of  Counsel   relating  to  Issuance  of
               Shares--Filed herewith

          (j)  Consent of Independent Public Accountants--Filed herewith


          (k)  Inapplicable


          (l) Agreement Relating to Initial Capital--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (m) Service Plan Pursuant to Rule 12b-1--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on April 8, 1999

          (n)  Inapplicable

          (o)  Inapplicable


          (p) Code of Ethics of Atalanta/Sosnoff Investment Trust, Atalanta/Sosnoff Capital Corporation (Delaware), Atalanta/Sosnoff Capital Corporation and Atalanta/Sosnoff Management Corporation--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on September 28, 2000


Item 24. Persons Controlled by or Under Common Control with Registrant.
         --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.


Item 25. Indemnification
         ---------------
          Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "Section 6.4 INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, employee, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 6.5 ADVANCES OF EXPENSES. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          Section 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, Atalanta/Sosnoff Capital Corporation (Delaware) (the "Adviser") and Atalanta/Sosnoff Management Corporation (the "Distributor"). Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Advisory Agreement with the Adviser provides that the Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Agreement, or in accordance with (or in the absence of) specific directions or instructions from Registrant, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under the Agreement or breach of its duty or of its obligations thereunder.


          The Distribution Agreement with the Distributor provides that the Distributor, its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.


Item 26. Business and Other Connections of the Investment Adviser
         --------------------------------------------------------

          (a) The Adviser is registered as an investment adviser and has been engaged since 1982 in the business of providing investment advisory services to individual, institutional and corporate clients.

          (b) The directors and officers of the Adviser and any other business, profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

               Martin T. Sosnoff--Chairman of the Board, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser.
                    o Chairman of the Board, Chief Executive Officer, Chief Investment Officer and Director of Atalanta/Sosnoff Capital Corporation, the parent company of the Adviser

               Craig  B.  Steinberg--President,   Director  of  Research  and  a
               Director of the Adviser.
                    o President, Director of Research and a Director of Atalanta/Sosnoff Capital Corporation

               Anthony G. Miller--Executive Vice President, Chief Operating Officer and Secretary of the Adviser.
                    o    Executive Vice President,  Chief Operating  Officer and
                         Secretary of Atalanta/Sosnoff Capital Corporation
                    o    President,  Chief  Executive  Officer  and  Director of
                         Atalanta/Sosnoff Management Corporation, Registrant's principal underwriter
                    o    Chairman, President and a Trustee of Registrant


               Paul P. Tanico--Executive Vice President of the Adviser.
                    o General Partner and Portfolio Manager of Castlerock Partners, an investment partnership

               Toni E. Sosnoff--Vice President of the Adviser.
                    o    Vice President and a Trustee of Registrant


               The business address of each director and officer of the Adviser is 101 Park Avenue, New York, New York 10178.

Item 27. Principal Underwriters
         ----------------------

          (a)  Inapplicable

                                          Position with            Position with
          (b)  Name                       Distributor              Registrant
               ----                       -----------              ----------

               Anthony G. Miller          President, Chief         Chairman,
                                          Executive Officer        President and
                                          and Director             Trustee


               William M. Knobler         Senior Vice President    None



          The address of each of the above-named persons is 101 Park Avenue, New York, New York 10178.

          (c) Inapplicable

Item 28. Location of Accounts and Records
         --------------------------------


          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant its offices located at 101 Park Avenue, New York, New York 10178, or at the offices of the Registrant's transfer agent located at 135 Merchant Street, Suite 230, Cincinnati, Ohio 45246, or at the offices of the Registrant's custodian located at 425 Walnut Street, Cincinnati, Ohio 45202.



Item 29. Management Services Not Discussed in Parts A or B
         -------------------------------------------------

          Inapplicable

Item 30. Undertakings
         ------------
          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 1st day of October, 2001.

                                        ATALANTA/SOSNOFF INVESTMENT TRUST

                                        By: /s/  Anthony G. Miller
                                            ---------------------------
                                            Anthony G. Miller
                                            Chairman and President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                 Title                         Date

/s/  Anthony G. Miller             President, Chairman of        October 1, 2001
------------------------------     the Board and Trustee
Anthony G. Miller


/s/  Mark J. Seger
------------------------------     Treasurer                     October 1, 2001
Mark J. Seger


------------------------------     Trustee               /s/  John F. Splain
Aida L. Wilder*                                      -----------------------
                                                         John F. Splain
------------------------------     Trustee               Attorney-in-fact*
Howard A. Drucker*                                       October 1, 2001

------------------------------     Trustee
Toni E. Sosnoff*

------------------------------     Trustee
Irving L. Straus*

                                INDEX TO EXHIBITS
                                -----------------

(a) Agreement and Declaration of Trust*

(b) Bylaws*

(c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

(d) Advisory Agreements
     (i)  Atalanta/Sosnoff Fund
     (ii) Atalanta/Sosnoff Focus Fund
     (iii) Atalanta/Sosnoff Value Fund
     (iv) Atalanta/Sosnoff Balanced Fund
     (v)  Atalanta/Sosnoff Mid Cap Fund

(e) Underwriting Agreement*

(f) Inapplicable

(g) Custody Agreement*

(h)       (i) Administration Agreement
          (ii) Fund Accounting Agreement
          (iii) Transfer Agent and Shareholder Services Agreement

(i)  Opinion and Consent of Counsel Relating to Issuance of Shares

(j)  Consent of Independent Public Accountants

(k)  Inapplicable

(l)  Agreement Relating to Initial Capital*

(m)  Service Plan Pursuant to Rule 12b-1*

(n)  Inapplicable

(o)  Inapplicable

(p)  Code of Ethics*

-------------------------------------
* Incorporated by reference to Registration Statement on Form N-1A previously filed.